SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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ATLAS MINING COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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ATLAS MINING COMPANY
110 Greene Street - Suite 1101
New York, NY  10012

TO OUR SHAREHOLDERS:

We cordially invite you to attend the 2009 Annual Meeting of Shareholders to be held on Wednesday, October 27, 2009 at 3:00 p.m., Eastern Time Zone, at Grand Hyatt New York, 109 East 42nd Street, New York, NY, 10017.  The meeting will be the first meeting of shareholders since the Company became a public company in 2002.  You can attend in person or listen by means of a webcast.  If you attend in person, you will have an opportunity to meet our directors and officers.  After the formal business of the meeting, there will be a question and answer period.

The official Notice of Meeting, Proxy Statement, and the Form of Proxy are enclosed with this letter. The matters listed in the Notice of Meeting are described in the attached Proxy Statement.

The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company’s affairs, and encourages shareholders to vote at this Annual Meeting.  We hope you will attend the meeting, but whether or not you expect to be physically present, please vote your shares, either by signing, dating and promptly returning the proxy card in the accompanying postage paid envelope, or by voting by telephone or on the Internet using the instructions printed on the proxy card.  This will assure that your shares are represented at the meeting.  Even though you execute this proxy or vote by telephone or the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later dated proxy (either in writing or via telephone or the Internet) or by voting in person at the Annual Meeting.  If you attend the meeting you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, or voted via telephone or the Internet.

Your vote is important to us, and we appreciate your prompt attention to this matter.

Sincerely,

Andre Zeitoun
President and Chief Executive Officer

ATLAS MINING COMPANY
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 27, 2009

Important Notice regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on October 27, 2009

The Proxy Statement and Annual Report to Stockholders are available at
www.proxyvote.com

To the Shareholders of Atlas Mining Company:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Shareholders of Atlas Mining Company (the “Company”), an Idaho corporation, will be held at Grand Hyatt New York, 109 East 42nd Street, New York, NY, 10017 on October 27, 2009 at 3:00 p.m., Eastern Time Zone, for the following purposes as described in the attached Proxy Statement:

1.	To elect five directors to hold office for terms ending at the 2010 Meeting of Shareholders, or until such shareholder’s respective successors are elected and qualified.

2.	To approve an amendment of the Company’s Articles of Incorporation to change the name of the Company to Applied Minerals, Inc.

3.	To approve an amendment of the Company’s Articles of Incorporation to increase the authorized number of shares of Company Common Stock from 60,000,000 to 120,000,000.

4.	To approve an amendment of the Company’s Articles of Incorporation to authorize preferred stock whose terms can be determined by the Board of Directors.

5.
To approve an amendment of the Company’s Articles of Incorporation to provide that the number of directors is to be fixed from time to time by resolution of the Board of Directors pursuant to a resolution.

6.	To approve the reincorporation of the Company into the State of Delaware through a merger with a newly-formed, wholly-owned Delaware subsidiary.

7.	To transact such other business as may properly come before such meeting or any adjournment thereof.

Pursuant to the Bylaws, the Board of Directors has fixed the close of business on August 28, 2009, as the record date for determination of shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting.

So far as management of the Company is aware, no business will properly come before the Annual Meeting other than the matters set forth above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2009: The Notice of Annual Meeting of Shareholders, the Proxy Statement and Annual Report on Form 10-K/A (Amendment No. 2) for the year ended December 31, 2008, which serves as the Annual Report to Shareholders, and the Quarterly Report of 10-Q/A for the three and six months ended June 30, 2009 are available at www.proxyvote.com

By Order of the Board of Directors

Andre Zeitoun
President and Chief Executive Officer

New York, New York
September 17, 2009

Table of Contents
Page
PROXY STATEMENT
Important Notice Regarding the Availability of Proxy Materials	7
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Why did I receive these proxy materials?	8
Will the Annual Meeting be webcast?	8
Who is entitled to vote at the Annual Meeting?	8
What is the difference between holding shares as a shareholder of record and as a beneficial owner?	8
What is “Notice and Access”?	8
What is the Full Set Delivery Option?	9
What is the Notice Only Option?	9
How do I vote?
By Mail	9
On the Internet	9
By Telephone	10
In person at the Annual Meeting	10
What can I do if I change my mind after I vote my shares?	10
Is there a list of shareholders entitled to vote at the Annual Meeting?	10
What are the voting requirements to elect the Directors and to approve each of the proposals discussed in this Proxy Statement?
Election of Directors	11
Change the name of the Company to Applied Minerals, Inc	11
Increase the authorized number of shares of Company Common Stock	12
Authorize flexible preferred stock	12
Number of directors determined by resolution of the Board of Directors	12
Reincorporation from Idaho to Delaware	12
What are the rights and the conditions to implement the reincorporation proposal?	12
What is the relationship between the reincorporation and the proposals to amend the Idaho Articles of Incorporation being voted on?	12
Could other matters be decided at the Annual Meeting?	13
Who will pay for the cost of this proxy solicitation?	13
Who will count the votes?	13
BOARD OF DIRECTOR ISSUES
The Nomination Process	14
Meetings and Meeting Attendance	14
Committees	14
Director Independence	15
Audit Committee Financial Expert	15
Audit Committee Report	15
Policy on Board of Directors’ Pre-Approval of Audit and Non-Audit Services of Independent Auditors	16
Director Compensation For The Year Ended December 31, 2008	16
Shareholder Communication to the Board of Directors	17
Code of Ethics	17
SECURITIES OWNERSHIP
Authorized Shares	17
Ownership Table	17 – 18
Beneficial Ownership of Certain Persons if the Company had Sufficient Authorized Shares to Issue Shares Subject to the Options Exercisable Within 60 Days and Convertible Securities
Material Advisors LLC
IBS Capital LLC and David Taft
Morris Weiss

Page
RELATED PARTY TRANSACTIONS
Review, approval or ratification of transactions with related persons	19
Transactions with Related Persons	19
Stock Purchase Transactions	19
PIK Note Transactions	19 - 20
Agreement with William Jacobson	21
Agreement with Ronald Price	21
Management Agreement with Material Advisors, LLC	21 -22
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSALS REQUIRING YOUR VOTE
Proposal 1: Election of Directors	23
Nominees for Directors	23
Information About Nominees	23 – 24
Overview of Proposals 2 Through 6	25
Proposal 2: Approval of an Amendment to the Idaho Articles to Change the Name of the Company to Applied Minerals, Inc.	25
Exact Language of the Current and Proposed Provision	25
Consequences of Shareholder Vote	25
Reason for the Recommended Change	26
Proposal 3: Approval of an Amendment to the Idaho Articles to Increase the Number of Authorized Shares of the Company Common Stock	26
Exact Language of the Current and Proposed Provision	26
Consequences of Shareholder Vote	26
Reason for the Recommended Change	27 – 28
Proposal 4: Approval of an Amendment to the Idaho Articles to Authorize Flexible Preferred Stock	28
Exact Language of the Current and Proposed Provision	28 – 29
Consequences of Shareholder Vote	30
Reason for the Recommended Change	30 - 31
Proposal 5: Approval of an Amendment to the Idaho Articles to Provide that the Number of Directors is to be Fixed from Time to Time by Resolution of the Board of Directors Pursuant to a Resolution	31
Exact Language of the Current and Proposed Provision	31 - 32
Consequences of Shareholder Vote	32
Reason for the Recommended Change	32
Proposal 6: Reincorporation in Delaware	32
Consequences of Shareholder Vote	32 - 33
The Reincorporation Merger	33 - 34
Vote Required for the Reincorporation Proposal	34
Principal Reasons for the Reincorporation Proposal	34 - 35
Antitakeover Implications	35 – 36
No Change in the Board Members, Business, Management, or Employee Benefit Plans	36
Comparison of Shareholder Rights Before and After the Reincorporation Merger	36 - 46
Dissenters or Appraisal Rights are Available Under Idaho BCA for the Reincorporation	47 - 48
Accounting Treatment of the Reincorporation Merger	49
Regulatory Approval	49
Certain Federal Income Tax Consequences	49
Executive Officers	49 - 50

		Page
EXECUTIVE COMPENSATION
Introduction		50
Executive Compensation		50 - 52
Outstanding Equity Awards at December 31, 2008		52 - 53
INDEPENDENT AUDITOR
Changes in Registrant’s Certifying Accountant		54
Fees payable to PMB		54 - 55
PROPOSALS OF SHAREHOLDERS FOR 2010 ANNUAL MEETING		55
OTHER MATTERS		55 - 56
APPENDICES		56
Appendix A:	Agreement and Plan of Merger	A57 – A60

Appendix B:
Certificate of Incorporation of Atlas Mining Sub, Inc. ("Delaware Corporation") into which Atlas Mining Company will be merged if Reincorporation Proposal is approved with variations depending on shareholder votes on Proposals 2, 3, 4 and 5
		B61 – B67

Appendix C:	Bylaws of Delaware Corporation	C68 – C79

Appendix D:	Provisions of Idaho Law Relating to Appraisal Rights	D80 – D87

ATLAS MINING COMPANY
110 Greene Street – Suite 1101
New York, NY  10012

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 27, 2009

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Atlas Mining Company (the "Company," “Atlas,” “we,” “us” or “our”) of proxies to be used at the Annual Meeting of Shareholders to be held on October 27, 2009.  This Proxy Statement and accompanying forms of proxy, together with the Company's Annual Report on Form 10-K/A (Amendment No. 2) for the fiscal year ended December 31, 2008, which serves as our Annual Report to Shareholders and the Quarterly Report of 10-Q/A for the three and six months ended June 30, 2009, are first being sent or given to shareholders on October 9, 2009.

Important Notice Regarding the Availability of Proxy Materials
This year we are using the “Notice and Access” system recently adopted by the Securities and Exchange Commission relating to the delivery of proxy materials over the Internet.  As a result, we mailed you a notice about the Internet availability of the proxy materials instead of paper copies.  Shareholders will have the ability to access the proxy materials over the Internet and to request a paper copy of the materials by mail or by e-mail.  Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the Notice.  We believe that the notice and access rules will allow us to use Internet technology that many shareholders prefer, assure more prompt delivery of the proxy materials, lower our cost of printing and delivering the proxy materials, and minimize the environmental impact of printing paper copies.

The Proxy Statement and our Annual Report to Shareholders are available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Atlas Mining Company, an Idaho corporation, of proxies to be voted at our 2009 Annual Meeting of Shareholders and at any adjournment or postponement.

You are invited to attend the Annual Meeting of Shareholders. It takes place on October 27, 2009, beginning at 3:00 p.m., Eastern Time Zone, at Grand Hyatt New York, 109 East 42nd Street, New York, NY, 10017.

This Notice of Annual Meeting and Proxy Statement and form of proxy and voting instructions are being sent or delivered to shareholders starting October 9, 2009.

Will the Annual Meeting be webcast?

Our Annual Meeting also will be webcast on October 27, 2009.  You are invited to visit www.proxyvote.com at 3:00 p.m., Eastern Time Zone, on October 27, 2009 to access the webcast of the Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of Atlas Common Stock at the close of business on August 28, 2009 are entitled to receive notice of the meeting and to vote such shareholder’s shares at the Annual Meeting.  As of that date, there were 59,215,628 shares of common stock outstanding and entitled to vote.  Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with Atlas’s transfer agent, Standard Registrar & Transfer (Draper, UT), you are the “shareholder of record” of those shares.  This Notice of Annual Meeting and Proxy Statement and accompanying documents have been provided directly to you by Atlas.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares.  This Notice of Meeting and Proxy Statement and the accompanying documents have been forwarded to you by your broker, bank or other holder of record.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following such shareholder’s instructions for voting by telephone or the Internet.

What is "Notice and Access"?

“Notice and Access” generally refers to rules of the Securities and Exchange Commission governing how companies must provide proxy materials.  Under the notice and access model, a company may select either of the following two options for making proxy materials available to stockholders:

•	the full set delivery option; or
•	the notice only option.

A company may use a single method for all its stockholders, or use full set delivery for some while adopting the notice only option for others.

What is the Full Set Delivery Option?

Under the full set delivery option, a company delivers all proxy materials to its stockholders.  This delivery can be by mail or, if a stockholder has previously agreed, by e-mail.  In addition to delivering proxy materials to stockholders, the company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website.  In connection with its 2009 Annual Meeting of Stockholders, the Company has not elected to use the full set delivery option.

What is the Notice Only Option?

Under the notice only option, a company must post all its proxy materials on a publicly accessible website. However, instead of delivering its proxy materials to stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials.”  The notice includes, among other matters:

•	information regarding the date and time of the meeting of stockholders as well as the items to be considered at the meeting;
•	information regarding the website where the proxy materials are posted; and
•	various means by which a stockholder can request paper or e-mail copies of the proxy materials.

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days.  Additionally, paper copies must be sent via first class mail.

The Company has elected to use the Notice Only Option in connection with its 2009 Annual Meeting of Stockholders.

How do I vote?

You may vote using any of the following methods:

•	By Mail:
If you are a shareholder of record, be sure to complete, sign and date the proxy card or voting instruction card and return it to:

Atlas Mining Company
110 Greene St – Ste 1101
New York, NY  10012

If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors.

•	Via The Internet:
The Internet voting procedures established by Atlas for shareholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded.

The website for Internet voting is www.proxyvote.com. Please have your proxy card handy when you go online. You will be able to confirm that your instructions have been properly recorded.  If you vote on the Internet, you also can request electronic delivery of future proxy materials.

Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 11:59 p.m., Eastern Time Zone, on October 26, 2009.

The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record.  Therefore, if you are a beneficial owner, we recommend that you follow the voting instructions in the materials you receive.

If you vote on the Internet, you do not have to return your proxy card or voting instruction card.

•	By Telephone:
The telephone voting procedures established by Atlas for shareholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded.

Instructions for voting by telephone are included on your proxy card.  Please have your proxy card handy when you dial in.

Telephone voting facilities for shareholders of record will be available 24 hours a day, and will close at 11:59 p.m., Eastern Time Zone, on October 26, 2009.

The availability of telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record.  Therefore, if you are a beneficial owner, we recommend that you follow the voting instructions in the materials you receive.

If you vote by telephone, you do not have to return your proxy card or voting instruction card.

•	In Person At The Annual Meeting:
All shareholders may vote in person at the Annual Meeting.  You may also be represented by another person at the Meeting by executing a proper proxy designating that person.  If you are a beneficial and not a record owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Meeting.

Your vote is important.  You can save us the expense of a second mailing by voting promptly.

What can I do if I change my mind after I vote my shares?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•	written notice to the President of the Company;
•	timely delivery of a valid, later dated proxy or a later dated vote by telephone or on the Internet; or
•	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record.  You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

All proxies that have been properly completed and delivered and not revoked will be voted at the Annual Meeting.

Is there a list of shareholders entitled to vote at the Annual Meeting?

The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting for any purpose germane to the meeting by contacting the President of the Company between the hours of 9:00 a.m. and 4:30 p.m., Eastern Time Zone, at our principal executive offices located at 110 Greene Street, Suite 1101, New York, New York 10012.

What are the voting requirements to elect the Directors and to approve each of the proposals discussed in this Proxy Statement?

Proposal	Vote Required	Discretionary Voting Allowed?

Election of Directors	Plurality	Yes

Change of the name of the Company to Applied Minerals, Inc.	Majority of votes cast*	No

Increase the authorized number of shares of Company common stock	Majority of votes cast*	No

Authorize flexible preferred stock	Majority of votes cast*	No

Number of directors determined by resolution of the board of directors	Majority of votes cast*	No

Reincorporation from Idaho to Delaware	Majority of votes cast*	No

* the term “votes cast” include votes “for” and “against,” but does not include ballots marked “abstain” and does not include broker non-votes

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum.  Abstentions and “broker non votes” are counted as present and entitled to vote for purposes of determining a quorum.  A “broker non vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power under New York Stock Exchange (“NYSE”) rules governing discretionary voting by NYSE members for that particular item and has not received instructions from the beneficial owner.

If you are a beneficial owner, your bank, broker or other holder of record is permitted under NYSE rules to vote your shares on the election of Directors, even if the record holder does not receive voting instructions from you.  The record holder may not vote on the other matters being submitted for a shareholder vote without instructions from you.  Without your voting instructions on these matters, a broker non vote will occur.

•	Election of Directors
The election is for directors of the Company.  If the reincorporation is approved, the directors of the Delaware corporation will be the same as those elected to the Board of the Idaho corporation.

Directors are elected under a plurality voting standard, so that the candidates receiving a plurality of votes cast (the most “for” votes) are elected.  Abstentions and “against” votes are not counted under a plurality voting standard.

•	Change The Name of The Company to Applied Minerals, Inc.
The proposal is for an amendment to the Articles of Incorporation of the Company.

The votes cast “for” must exceed the votes cast “against” the amendment to the Articles of Incorporation to change the name of the Company.  Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.

•	Increase The Authorized Number of Shares of Company Common Stock
The proposal is for an amendment to the Articles of Incorporation of the Idaho corporation.

The votes cast “for” must exceed the votes cast “against” the amendment to the Articles of Incorporation to increase the authorized number of shares of Company Common Stock. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.

•	Authorize Flexible Preferred Stock
The proposal is for an amendment to the Articles of Incorporation of the Idaho corporation.

The votes cast “for” must exceed the votes cast “against” the amendment to the Articles of Incorporation to authorize flexible preferred stock.  Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.

•	Number of Directors Determined By Resolution of The Board of Directors
The proposal is for an amendment to the Articles of Incorporation of the Idaho corporation.

The votes cast “for” must exceed the votes cast “against” the amendment to the Articles of Incorporation to provide that the number of directors is determined from time to time by resolution of the Board of Directors.  Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.

•	Reincorporation From Idaho To Delaware
The votes cast “for” must exceed the votes cast “against” the merger with and into our wholly owned subsidiary (the “Delaware corporation” or “Atlas Delaware”) for the purpose of changing our state of incorporation from Idaho to Delaware.  Abstentions and broker non votes are not counted as votes “for” or “against” this proposal.

Because your bank, broker or other holder of record does not have discretionary voting authority to vote your shares on any proposal except the election of directors absent specific instructions from you, it is therefore important that you vote, or direct the holder of record to vote, on the proposals other than the election of directors.

What are the rights and the conditions to implement the reincorporation proposal?

Shareholders who follow specified procedures and do not vote for the reincorporation proposal may receive the fair value of such shareholder’s shares.  The Board of Directors may abandon and not implement the reincorporation proposal even if approved by shareholders if the holders of more than .5% of the outstanding shares deliver a written notice of such shareholder’s intent to demand payment for such shareholder’s shares.

What is the relationship between the reincorporation and the proposals to amend the Idaho Articles of Incorporation being voted on?

If the reincorporation is approved and implemented, the content of the certificate of incorporation of the Delaware corporation will depend on the outcome of the shareholder vote on proposals 2, 3, 4, 5, and 6.  If the shareholders approve a particular proposal, the certificate of incorporation of the Delaware corporation will include language substantially the same as in the proposal.  If the shareholders do not approve a particular proposal, the certificate of incorporation of the Delaware corporation will not include the language in the proposal, but will contain the language in the current Idaho Articles of Incorporation.  The proposals to amend the Idaho Articles of Incorporation are not interdependent.

The proxy rules of the Securities and Exchange Commission require that if in a reincorporation, the certificate of incorporation of the surviving corporation (in this case, the Delaware corporation) is materially different from the Articles of Incorporation of the disappearing corporation (the Idaho corporation), the shareholders of the disappearing corporation must be asked to approve the material and different provisions individually and separate and apart from the approval of the reincorporation.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If you have returned your signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the Proxy Committee appointed by the Board of Directors (the persons named in your proxy card if you are a shareholder of record) will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies.  Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission.

Who will count the votes?

A Company employee will tabulate the votes and act as inspector of election.

BOARD OF DIRECTOR ISSUES

The Nomination Process
The Board of Directors has not created a separate Nomination Committee or a Charter for such a committee.  Rather, the Board as a whole performs such functions and each director is eligible to participate and has participated in the nomination process.

The general criteria that our Board uses to select nominees include the following:  individuals reputation for integrity, honesty and adherence to high ethical standards; such person’s demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company; such shareholder’s willingness and ability to contribute positively to the decision making process of the Company; such person’s commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees; such person’s interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, creditors and the general public; such person’s ability to act in the interests of all stakeholders; and no nominee should have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of the Company’s stockholders and to fulfill the responsibilities of a director.  There are, however, no specific minimum qualifications that nominees must have in order to be selected.

The Board will consider director candidates recommended by our stockholders.  In evaluating candidates recommended by our stockholders, the Board of Directors applies the same criteria discussed above.  Any stockholder recommendations for director nominees proposed for consideration by the Board should include the nominees’ name and qualifications for Board membership and should be addressed in writing to the President, Atlas Mining Company, 110 Greene St., Suite 1101, New York, New York 10012.  There have been no changes in the procedures by which shareholders may recommend candidates for director.

The Board has no set process for identifying and evaluating nominees for director, including shareholder nominees.

Messrs. Levy and Weiss were originally recommended for election as directors by Mr. Taft, a beneficial shareholder.  Mr. Taft was recommended by Messrs. Levy and Weiss, directors.  Mr. Stone was recommended by Mr. Zeitoun, a director and CEO.  Mr. Zeitoun was elected a director pursuant to the terms of the Management Agreement with Material Advisors LLC (“Material Advisors”).

Meetings and Meeting Attendance
During the year ended December 31, 2008, there were 16 meetings of the Board of Directors. Each of the incumbent directors who were on the Board of Directors during 2008 attended at least 75% of the total number of meetings of the Board of Directors.

Members of the Board are expected to attend annual shareholder meetings, including the upcoming shareholder meeting.  The meeting will be the first shareholder meeting since the company became a public company.

Committees
We do not have nominating, auditing or compensation committees and there were no procedures by which shareholders might recommend nominees to the Board of Directors.  Rather the Board of Directors as a whole performs the functions which would otherwise be performed by the audit, compensation and nominating committees.  Our board views the addition of standing audit, compensation and nominating committees as an unnecessary additional expense and process to the Company given its stage of development.  In 2008, there was a Special Committee, initially consisting of Mr. Levy and later Mr. Weiss to (i) review and investigate the conduct of the prior management of the Company and any issues arising there from and (ii) review and evaluate the Company’s business, financial condition, assets, strategy, prospects and management and recommend to the Board various alternatives to improve the Company’s performance and prospects.  The Special Committee met approximately nine times in 2008.

Director Independence
The only directors deemed to be independent under the independence standards of Nasdaq are Messrs. Levy and Stone.  They are also independent under the enhanced independence standards of Section 10A-3 of the Securities Exchange Act.  Messrs. Zeitoun, Taft, and Weiss are not independent under the Nasdaq standards of independence.  Mr. Zeitoun is an employee. Mr. Weiss was a consultant who served as Chief Restructuring Officer in 2008 and 2009 and continued to serve as a consultant in 2009.  Mr. Taft is not independent because of the size of his security holdings.  William Jacobson and Ronald Price, who served as directors during part of 2008, were not independent because they were employees.

Audit Committee Financial Expert
The Board of Directors has determined that Mr. Levy is an audit committee financial expert as this term is defined in the rules of the Securities and Exchange Commission and is independent under the independence standards of Nasdaq and the enhanced independence standards of Section 10A-3 of the Securities Exchange Act.

Audit Committee Report
The Board of Directors has not created a separate audit committee or a charter for such a committee.  The Board of Directors acts as an audit committee.  The Board believes that a separate audit committee is not needed in light of the size of the Company and the involvement of the Board of Directors in Company operations.

In the discharge of its responsibilities, the Board of Directors has reviewed and discussed with management and the independent auditors the Company’s audited financial statements for fiscal year 2008.  In addition,

A.	The audit committee has reviewed and discussed the audited financial statements with management;

B.	The audit committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended;

C.
The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and

D.
Based on the review and discussions referred to in paragraphs (A) through (C) above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K/A (Amendment No. 2) for the last fiscal year for filing with the Commission.

Directors performing the function of the Audit Committee:

John Levy
David Taft
Morris Weiss
Andre Zeitoun

(Note:  Mr. Stone was not a member of the Board of Directors at the time that the Annual Report on Form 10-K was approved.)

Policy on Board of Directors’ Pre-Approval of Audit and Non-Audit Services of Independent Auditors
The Board of Directors is responsible for appointing, setting compensation and overseeing the work of the independent auditors.  The Board of Directors has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors.  On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Board of Directors is requested.  The Board of Directors reviews these requests and advises management if the Board of Directors approves the engagement of the independent auditors for specific projects.  On a periodic basis, management reports to the Board of Directors regarding the actual spending for such projects and services compared to the approved amounts.

Management is responsible for the preparation and integrity of the Company’s financial statements.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.  The Board of Directors has independently met and held discussions with management and the independent registered public accounting firm.

Director Compensation For The Year Ended December 31, 2008

The following table sets forth compensation to Directors in 2008.

Name	Fees Earned or Paid in Cash (1) (2)	Stock Awards (1) (3)	Total ($)

John Levy	$148,000	$52,000	$200,000

Morris D. Weiss	56,667	60,000	116,667

David A. Taft	10,000	- 0 -	10,000

William Jacobson	- 0 -	- 0 -	- 0 -

Ronald Price	- 0 -	- 0 -	- 0 -

(1)
Directors fees are, except as noted below, $10,000 per quarter, except that Mr. Weiss was paid $30,000 for the third quarter of 2008.  Directors can elect to receive shares in lieu of cash, valued at the market price as of the beginning of a quarter.  Stock awards represent the value of shares issues as a result of elections to receive stock in lieu of cash.

(2)	For service on a special committee, Mr. Levy received $160,000 and Mr. Weiss $76,667.

(3)	As of December 31, 2008, aggregate stock awards for director-related work were as follows: Mr. Levy – 95,957 shares; Mr. Weiss - 112,744 shares.

(4)
Mr. Weiss also received compensation as an employee and a consultant.  See “Summary Compensation Table” and “Outstanding Equity Awards at Fiscal Year-End” under “Executive Compensation and Highly Paid Employees”.

Mr. Levy was elected Chairman of the Board on August 20, 2009.  Beginning with the fourth quarter of 2009, his fees for serving as director and Chairman will be $12,500 per quarter. As additional compensation for serving as Chairman, he will receive options to purchase 125,000 shares of Common Stock at an exercise price of $0.70 per share.  Such options will vest quarterly beginning on October 1, 2009, provided he is a director and Chairman at the beginning of the relevant quarter.

Shareholder Communication to the Board of Directors.
Shareholders may communicate with the Board of Directors by sending an email or a letter to Atlas Mining Company Board of Directors, c/o President, 110 Greene Street, Suite 1101, New York, New York, 10012.  The President will receive the correspondence and forward it to the individual director or directors to whom the communication is directed or to all directors in not directed to one or more specifically.

Code of Ethics
We have adopted a Code of Conduct and Ethics for our Chief Executive Officer and our senior financial officers.  A copy of our Code of Conduct and Ethics can be obtained at no cost, by telephone at (208) 556-1181 or by mail at:  Atlas Mining Company, 110 Greene Street, Suite 1101, New York, New York, 10012.  We believe our Code of Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

SECURITIES OWNERSHIP

The following discussion sets forth information regarding share ownership of certain shareholders and management.

Authorized Shares
As of August 28, 2009, the Company had:

•	60,000,000 authorized shares of Common Stock;
•	59,215,628 issued shares of common stock
•	17,937,234 shares of Common Stock issuable on the exercise of outstanding stock options and on the conversion of 10% PIK Election Convertible Notes “PIK Notes”.

The issuable shares in excess of 60 million cannot be issued until the Articles of Incorporation are amended to increase the number of authorized shares as requested by Proposal 3 in the proxy statement.  The issuance of PIK Notes on December 30, 2008 put the Company in a position of having insufficient authorized shares to satisfy its obligations to issue shares.

Ownership Tables
The following table sets forth, as of August 28, 2009, information regarding the beneficial ownership of our common stock with respect to each of the named executive officers, each of our directors, each person known by us to own beneficially more than 5% of the common stock, and all of our directors and executive officers as a group.  Each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.  The percentage of common stock beneficially owned is based on 59,215,628 shares of common stock outstanding as of August 28, 2009 plus a person’s shares subject to options granted after December 30, 2008 that have vested and shares issuable on conversion of PIK Notes .

Name and Address (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned

Andre Zeitoun (3) (4) (5) (15)	2,426,973	4.1%
John Levy (4)	114,187	*
Morris D. Weiss (4) (6)	831,342	1.3%
David A. Taft (4) (7) (8)	13,969,915	23.6%
Evan Stone (9)	12,230	*
Christopher Carney (3) (5) (15)	1,174,538	2.0%
Barbara Suveg (10)	100	*
William T. Jacobson (11) (12)	3,320,083	5.6%
Michael Lyon (13)	75,000	*
Ronald Short (14)	- 0 -	*

All Officers and Directors as a Group	21,931,580	37.6%

IBS Capital LLC	13,969,915	23.6%
Material Advisors, LLC	6,654,706	10.0%

* Less than 1%

(1)	Unless otherwise indicated, the address of the persons named in this column is c/o Atlas Mining Company, 110 Greene Street, Ste. 1101, New York, NY 10012.
(2)
Included in this calculation are shares deemed beneficially owned by virtue of the individual’s right to acquire them within 60 days of the date of this report that would be required to be reported pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.  For purposes of this table, (i) shares issuable on conversion of the PIK Notes are not deemed acquirable within 60 days and (ii) options held by Material Advisors are not deemed to be exercisable within 60 days.  Except as noted below, all shares are owned directly and the person has sole voting power.

(3)	Executive Officer.
(4)	Director.
(5)
Number of shares includes shares issuable to Material Advisors on the exercise of options vested as of September 1, 2009 and conversion of 10% PIK Election Convertible Notes held by Mr. Zeitoun even though until the articles of incorporation are amended to increase the authorized shares.  Shares attributed to each of Messrs. Zeitoun and Carney reflect ownership interests in Material Advisors.

(6)	Number of shares includes an option to acquire 100,000 shares granted on May 1, 2009.
(7)	Mr. Taft is the president of IBS Capital, LLC. He has beneficial ownership of shares owned by funds of which IBS Capital LLC is the general partner, having sole voting and investment power.
(8)
IBS Capital LLC, Two International Place, 24th Floor, Boston, Massachusetts 02110, is the beneficial owner of shares held by funds it manages by virtue of the right to vote and dispose of the securities.  One fund, the IBS Turnaround Fund (QP) (A Limited Partnership), owned 8,413,598 shares or 14.2% of outstanding shares at July 27, 2009.  Another fund, IBS Turnaround Fund (A Limited Partnership), owned 3,131,042 or 5.3% of the outstanding shares at July 27, 2009. Mr. Taft is president of IBS Capital LLC.  Another fund, IBS Opportunity Fund (BVI), Ltd, owned 2,425,275 shares, 4.1% of the outstanding shares as of July 27, 2009.  Ownership does not include shares issuable on conversion of PIK Notes.

(9)	Nominee for Director.
(10)	Functioned as principal accounting officer during 2008.
(11)	Former Executive Officer and Director. President and CEO for part of 2008. Information derived from a Form 4 filed July 27, 2007.
(12)	The Company has entered to an agreement with Mr. Jacobson whereby he will transfer to the Company 3,044,083 shares of Common Stock upon settlement of certain litigation.

(13)	Former Interim Chief Executive Officer for part of 2008.
(14)	Operations Manager Contract Mining Division in 2008.
(15)	Ownership does not include shares possibly attributable to individual through conversion of 10% PIK Notes owned by Material Advisors LLC.

RELATED PARTY TRANSACTIONS

Review, approval or ratification of transactions with related persons.
Our Board of Directors has a written policy whereby it reviews any transaction involving the Company and a related party before the transaction or upon any significant change in the transaction or relationship.  There are no limitations on the types of transactions, except for ordinary business travel and entertainment.  There are no set standards other than fairness.  For these purposes, a related party transaction includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities and Exchange Commission.

Transactions with Related Persons

Stock Purchase Transactions
David A. Taft, a director, is the president of IBS Capital LLC (“IBS”), a Massachusetts limited liability company, whose principal business is investing in securities.  IBS is the general partner of the IBS Turnaround Fund (QP), which is a Massachusetts limited partnership, and IBS Turnaround Fund (LP), which is a Massachusetts limited partnership.  Set forth below are purchases of Common Stock from the Company by the funds since January 1, 2008:

Date of Purchase	IBS Turnaround Fund (QP)	IBS Turnaround Fund (LP)	Price Per Share

May 23, 2008	413,262	170,071	$0.60
June 27, 2008	1,538,685	461,315	0.50
September 23, 2008	1,019,265	680,735	0.50

The closing market prices on the purchase dates were $0.63, $0.62, and $0.50 per share, respectively.  Mr. Taft was not a director at the time of the transactions.

PIK Note Transactions

Beginning on December 30, 2008, the Company has sold $3,850,000 of 10% PIK Election Convertible Notes due December 15, 2018 (“PIK Notes”) in four tranches.  The notes varied only as to the conversion price, which in each case was at or above the market price on the date of sale.  The conversion prices range from $0.35 to $0.70.  Such note is convertible into shares of Company common stock at the conversion price per share at any time after the Company has authorized sufficient shares to convert all such amounts outstanding under the notes into common stock.  The amount outstanding will be mandatorily converted into common stock at the conversion price per share when (i) Company has authorized a sufficient number of shares to convert amounts outstanding under all of the 10% PIK Election Convertible Notes into common stock, (ii) the average market price for the common stock is in excess of the conversion price and (iii) either (a) the Company has filed and caused to become effective a registration statement for the resale of the number of shares of common stock into which the outstanding amount of the note is convertible, or (b) such shares are resalable under Rule 144.  Interest on notes of such series may be paid by issuance of additional notes, by increasing the principal amounts under such notes, or in cash. Interest payable on such note through June 15, 2009 has been paid by the issuance of additional PIK Notes.

The principal under the notes is due December 15, 2018 subject to earlier acceleration or conversion of the notes as described below. The notes bear interest at the rate of 10% per annum payable (including by issuance of additional in-kind notes) semi-annually in arrears on June 15 and December 15 of each year commencing June 15, 2009.  The number of shares issued on conversion of a note will be derived by dividing the principal and accrued interest on the note by the conversion price (the “Strike Price”). The Strike Price will be subject to adjustment in the event of a dividend or distribution on Company’ common stock in shares of common stock, subdivision or combination of Company outstanding common stock, or reclassification of Company’s outstanding common stock.  A noteholder may accelerate the entire amount due under its note upon the occurrence of certain events of default or, after July 1, 2010, in the event there is insufficient common stock available for conversion of all the notes in the Series.

The following table sets forth purchases of PIK Notes by Mr. Zeitoun personally.

Date of Purchase	Principal Amount	Conversion Price per Share

December 31, 2008	$50,000	$0.35

The closing market prices on the trading day immediately before the purchases were $0.14 and $0.55 per share, respectively.

The following table sets forth purchases of PIK Notes by Material Advisors, of which Mr. Zeitoun is Manager.

Date of Purchase	Principal Amount	Conversion Price per Share

April 8, 2009	$25,000	$0.35
May 4, 2009	15,000	0.50

The closing market prices on the trading day immediately before the purchase were $0.25 per share.

Set forth below is information about purchases of 10% PIK Election Notes by IBS Turnaround Fund (QP) and IBS Turnaround Fund (LP).

	Purchaser and Principal Amount
Date of Purchase	IBS Turnaround Fund (QP)	IBS Turnaround Fund (LP)	Conversion Price Per Share

December 30, 2008	$360,000	$140,000	$0.35
May 4, 2009	320,000	180,000	0.50

The closing market prices on the trading day immediately before the purchases were $0.14 and $0.55 per share, respectively.

Agreement with William Jacobson

On April 26, 2009, the Company entered into a release and settlement agreement with William T. Jacobson, formerly Chairman and CEO of the Company and certain members of his family.  The Company agreed to pay (i) up to $293,000 in defense of the class action litigation, Benson v. Atlas Mining Company (“Class Action Litigation”) and (ii) $170,000 upon complete resolution of the Class Action Litigation, the amounts are expected to be funded by the proceeds of the Company’s insurance policies.  William Jacobson waived all claims under any potentially applicable insurance policy issued to the Company and agreed to transfer to the Company 3,044,083 shares of Company common stock within three business days of approval by the court of the settlement of certain class action litigation, which is still pending.  The agreement provides for mutual releases of all claims.

Agreement with Ronald Price

On December 12, 2008, Ronald Price resigned as a director of the Company and as an officer and director of one of the Company’s subsidiaries pursuant to the terms of a separation agreement (the “Separation Agreement”).  Pursuant to the Separation Agreement, Mr. Price is to render certain cooperation and services.  Pursuant to the Separation Agreement, until March 1, 2009, he was paid amounts equal to the compensation under his employment agreement with the subsidiary, which employment agreement was terminated by the Separation Agreement (at the rate of $200,000 per year).  For the period from March 1, 2009 to February 28, 2010, he is being paid $50,000, such amount to be paid in monthly installments of $4,167.

Management Agreement With Material Advisors

Messrs. Zeitoun and Carney were appointed to positions with the Company pursuant to an agreement with Material Advisors, of which they are members and owners.

On December 30, 2008, the Company entered into a Management Agreement with Material Advisors, a management services company (“Manager”).  The Management Agreement has a term ending on December 31, 2010 with automatic renewal for successive one year periods unless either Manager or Company provides 90 days prior notice of cancellation to the other party or pursuant to the termination provisions of the Management Agreement.  Under the Management Agreement, Manager is to perform or engage others, including Mr. Zeitoun, a principal of Manager, Christopher Carney and Eric Basroon (“Management Personnel”) to perform senior management services including such services as are customarily provided by a chief executive officer but not (unless otherwise agreed) services customarily provided by a chief financial officer (it was subsequently agreed to have Mr. Carney perform as Interim Chief Financial Officer).  Pursuant to the Management Agreement, Andre Zeitoun is serving as the Company’s Chief Executive Officer and as a member of the Company’s Board of Directors.

The services provided by Manager include, without limitation, consulting with the Board of Directors of the Company and the Company’s management on business and financial matters, including matters related to (i) new business development, creating and implementing the Company’s business plan and overseeing and supervising the Company’s operations, (ii) preparation of operating budgets and business plans, (iii) Company’s corporate and financial structure, (iv) formulation of long term business strategies, (v) recruiting senior management, (vi) financing, (vii) transactions with third parties, including mergers and acquisitions, (viii) evaluating potential sale or exit opportunities, structuring and negotiating a sale of the Company, or leveraged recapitalization, and (ix) resolving investigations and litigation involving the Company.

Manager is paid an annual fee of $1,000,000 per year for the three year term of the Management Agreement, payable in equal monthly installments of $83,333.  Manager will be solely responsible for the compensation of the Management Personnel and the Management Personnel will not be entitled to any direct compensation or benefits from the Company (including in the case of Mr. Zeitoun, for service on the Board).  The Management Agreement does not specify the levels of compensation to Messrs. Zeitoun or Carney. Additionally, the Company granted Manager non-qualified stock options to purchase, for $0.70 per share (the “$0.70 Option”) a number of shares of the Company equal to 10% of the outstanding common stock of the Company on a fully diluted basis (which shall vest in equal monthly installments over three years).  On December 31, 2008, the closing stock price of the Company’s Common Stock was $0.15.  The following sets forth the treatment of the $0.70 Option in the event of a “going private transaction.”  Upon the consummation of a transaction resulting in (i) the Company ceasing to be a SEC reporting company, or having less than 300 shareholders of record and (ii) David A. Taft, IBS Capital LLC, The IBS Turnaround Fund L.P., The IBS Turnaround Fund (QP), The IBS Opportunity Fund (BVI). Ltd., or any of their affiliates or related entities own in the aggregate more than 50% of the outstanding equity capital of the Company immediately following such transaction (a “Going Private Transaction”), the $0.70 option will be cancelled and replaced by a non-qualified option (the “Going Private Option”), accompanied by a tandem stock appreciation right (the “SAR”).  The Going Private Option will provide Manager the right to purchase the same percentage of Company’s(or its successor’s) outstanding shares of common stock after giving effect to the going private transaction that were subject to the $0.70 Option.  The SAR will entitle Manager to receive either shares of common stock or cash equal in value to the excess of the fair market value of a share of common stock on the date of exercise over the base price per share under the SAR.  The exercise price of the Going Private Option and the base price under the SAR will be the fair market value per share to be paid in the Going Private Transaction to shareholders who are not investing in the going private vehicle.  The term of the $0.70 Option, the Going Private Option and the SAR will be 10 years.  During such periods, the Going Private Option and the SAR will be fully exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file.  During 2008, certain of our directors and executive officers who own our stock filed Forms 3 or Forms 4 with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals.  To the best of our knowledge, during 2008 all such filings by our officers and directors were made timely, except (i) due to an administrative error in each instance, Ronald Price (former director) did not file required Form 5, and Morris Weiss filed required Forms 3 and 4 late (attributable to delay in advisor obtaining Edgar Codes) and (ii) for voluntary filings reflecting ownership in Material Advisors by Mr. Carney and Mr. Zeitoun.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Directors

The Board of Directors currently consists of five members.  The Company’s directors are to be elected at each annual meeting of shareholders.  At this Annual Meeting, five directors are to be elected to serve until the next annual meeting of shareholders or until such director’s successors are elected and qualified.  The nominees for the Board of Directors are John F. Levy, David A. Taft, Morris D. Weiss, Andre Zeitoun, and Evan D. Stone as set forth in the table below describing Company Officers and Directors.  Each of Mr. Levy, Mr. Taft, Mr. Weiss, Mr. Zeitoun and Mr. Stone are recommended by the Board of Directors of the Company.  In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company’s existing Board of Directors.

The five nominees receiving the highest number of votes cast at the Annual Meeting will be elected as the Company’s directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

The Articles of Incorporation of the Company fix the number of directors at five.  The current number of directors is five. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The terms of all directors expire at the Annual Meeting.  Directors are elected to serve until the next annual meeting of shareholders.  Officers are appointed annually by the Board of Directors and serve at the pleasure of the Board.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FIVE NOMINEES.

Information About Nominees

The following table provides the names, positions, ages and principal occupations of our current directors, and those who are nominated for election as a director at the Annual Meeting:

Name and Position with the Company	Age	Director / Officer Since	Principal Occupation

Andre Zeitoun	36	Chief Executive Officer, President and Director since January 2009	President, Chief Executive Officer and Director of Company

John Levy	53	Director since January 2008	CEO of Board Advisory

David A. Taft	51	Director since October 2008	President, IBS Capital LLC

Morris D. Weiss	50	Director since January 2008	Managing Director Investment Banking at MDB Capital Group LLC

Evan D. Stone	37	Director since August 2009	Partner, Lee & Stone

Andre Zeitoun, Chief Executive Officer, President, Director. Mr. Zeitoun is manager of Material Advisors LLC (“Material Advisors”), which provides managerial services to the Company pursuant to a Management Agreement entered into as of January 1, 2009.  Mr. Zeitoun was elected as a director and as CEO pursuant to the terms of the Management Agreement as described in “Related Party Transactions.”

Mr. Zeitoun was a Portfolio Manager at SAC Capital/CR Intrinsic Investors from March 2007 through December 2008.  At SAC, he led a team of six professionals and managed a several hundred million dollar investment portfolio focused on companies that required a balance sheet recapitalization and/or operational turnaround.  Many of these investments required Mr. Zeitoun to take an active role in the turnaround process.  From 2003 to 2006, Mr. Zeitoun headed the Special Situations Group at RBC Dain Rauscher as a Senior Vice President and head of the division.  He managed all group matters related to sales, trading, research and the investment of the firm’s proprietary capital.  From 1999 to 2003 Mr. Zeitoun was a Senior Vice President at Solomon Smith Barney.  In this role, Mr. Zeitoun led a Special Situations sales trading research team serving middle market institutions.  Mr. Zeitoun is a graduate of Canisius College.

John Levy, Director.  Since May 2005, Mr. Levy has served as the Chief Executive Officer of Board Advisory, a consulting firm that advises companies in the areas of corporate governance, corporate compliance, financial reporting and financial strategies.  From November 2005 to March 2006, Mr. Levy served as Interim Chief Financial Officer of Universal Food & Beverage Company, which filed a voluntary petition under the provisions of Chapter 11 of the United States Bankruptcy Act on August 31, 2007.  From November 1997 to May 2005, Mr. Levy served as Chief Financial Officer of MediaBay, Inc., a NASDAQ company and provider of spoken word audio content.  While at MediaBay, he also served for a period as its Vice Chairman.

Mr. Levy is a director and Chairman of the Audit Committee of Take-Two Interactive Software, Inc., a publicly traded company that develops, markets, distributes and publishes interactive entertainment software games; Lead Director and Audit Committee Chairman of Gilman Ciocia, Inc, a financial planning and tax preparation firm; a director of PNG Ventures, Inc., which, through its subsidiaries, engages in the production and wholesale distribution of vehicle-quality liquid natural gas in the western United States serving airports, public transit, refuse, seaports, regional trucking, taxis, and government fleets markets; PNG filed a voluntary petition under the provisions of Chapter 11 of the United States Bankruptcy Act on September 10, 2009.  Mr. Levy is a director and a member of the Audit Committee of Applied Energetics, Inc, which specializes in the development and application of high power lasers, high voltage electronics, advanced optical systems, and energy management systems technologies.

Mr. Levy is a Certified Public Accountant with nine years experience with the national public accounting firms of Ernst & Young, Laventhol & Horwath, and Grant Thornton.  Mr. Levy has a B.S. degree in economics from the Wharton School of the University of Pennsylvania and received his M.B.A. from St. Joseph's University in Philadelphia.

David A. Taft, Director.  Mr. Taft is the President of IBS Capital, LLC, a private investment company based in Boston, Massachusetts which he founded in 1990.  Prior to founding IBS Capital, Mr. Taft spent ten years working in corporate finance with Drexel Burnham Lambert, Winthrop Financial and Merrill Lynch.  Mr. Taft is a graduate of Amherst College and Amos Tuck School of Business Administration at Dartmouth College.

Morris D. Weiss, Director.  During the period from November 1, 2008 until April 30, 2009, Mr. Weiss served as Chief Restructuring Officer of the Company and since then has served as a consultant with respect to the settlement of certain litigation.

Since May 2009, Mr. Weiss has been Managing Director of Investment Banking at MDB Capital Group.  From 2002 to 2008, Mr. Weiss was Managing Director and Head of Investment Banking for Tejas Securities Group, Inc., a subsidiary of Tejas Incorporated.  He co-founded the investment banking department at Tejas in 2004, which raised capital in excess of $1.3 billion for private and public companies in a variety of industries.  Mr. Weiss was a member of the Board of Directors of Trenwick America LLC, a private insurance holding company.  From 1997 to 2001, he served as Senior Vice President and General Counsel for National Bancshares Corporation of Texas (AMEX: NBT), which was sold in a $100 million transaction at the end of 2001.  Before that Mr. Weiss was a partner at the law firm of Weil, Gotshal & Manges, LLP in the Business Finance and Restructuring Department, where he practiced for more than 11 years, the last three as a partner.

Mr. Weiss holds a BS in Finance from Babson College and a JD from South Texas College of Law, and is licensed to practice law in Texas, New York and Florida.  He also holds the series 7, 24 and 63 securities licenses.

Evan D. Stone, Director. Mr. Stone has represented hedge funds, private equity funds, venture capital funds and public and private corporations on a wide range of sophisticated corporate and securities matters.  Mr. Stone is co-founder of Lee & Stone LLP, a Dallas based law firm specializing in services for the investment community.  Prior to co-founding Lee & Stone in 2009, Mr. Stone served as Vice President and General Counsel for Dallas-based investment manager, Newcastle Capital Management, L.P., which Mr. Stone joined in 2006.  Prior to Newcastle, from 2003 through 2006, Mr. Stone worked in the mergers and acquisitions department of the international law firm Skadden Arps Slate Meagher & Flom LLP in New York.  Prior to Skadden, Mr. Stone served as a member of the investment banking department at Merrill Lynch & Co. and Vice President, Corporate Development at Borland Software, Inc.  In addition to his work on behalf of investors at Lee & Stone, Mr. Stone currently serves as General Counsel and Secretary of Wilhelmina International, Inc., a leading model and artist management firm, to which offices he was appointed in 2009.  Mr. Stone is also a director of Wilhelmina.

Mr. Stone received his BA from Harvard University and a joint JD/MBA from the University of Texas at Austin.

OVERVIEW OF PROPOSALS 2 THROUGH 6

PROPOSALS 2, 3, 4, AND 5 ARE PROPOSALS FOR AMENDMENTS TO ARTICLES OF INCORPORATION (“IDAHO ARTICLES”) OF THE COMPANY (THE “COMPANY” OR “ATLAS”).  THE PROPOSALS ARE INDEPENDENT AND NOT INTERDEPENDENT SO THAT THE APPROVAL OR FAILURE TO APPROVE A PARTICULAR PROPOSAL DOES NOT AFFECT ANY OTHER PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY.

PROPOSAL 6 IS A PROPOSAL TO REINCORPORATE THE COMPANY IN DELAWARE (“REINCORPORATION PROPOSAL”), WHICH WOULD BE EFFECTED BY A MERGER OF THE COMPANY INTO THE COMPANY’S WHOLLY-OWNED DELAWARE SUBSIDIARY ORGANIZED FOR THE PURPOSE OF THE MERGER, WITH THE DELAWARE CORPORATION BEING THE ONLY ENTITY SURVIVING THE MERGER (“ATLAS DELAWARE”).

IF THE REINCORPORATION IS APPROVED AND IMPLEMENTED, THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OF ATLAS DELAWARE (“DELAWARE CERTIFICATE”) WILL DEPEND ON WHETHER ANY OR ALL OF PROPOSALS 2, 3, 4, AND 5 ARE APPROVED.  IF A PROPOSAL TO AMEND THE IDAHO ARTICLES IS APPROVED, THE DELAWARE CERTIFICATE WILL CONTAIN A PROVISION SUBSTANTIALLY THE SAME AS THE LANGUAGE IN THE PROPOSAL.  IF A PROPOSAL TO AMEND THE IDAHO ARTICLES IS NOT APPROVED, THE PROVISION CURRENTLY IN THE IDAHO ARTICLES WILL BE CARRIED OVER TO THE DELAWARE CERTIFICATE.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE IDAHO ARTICLES TO CHANGE THE NAME OF THE COMPANY TO APPLIED MINERALS, INC.

Proposal 2 is an amendment to the articles of incorporation of the Company to change the name of the corporation to Applied Minerals, Inc.

Exact language of the current and proposed provision, the Idaho Articles currently provide:

The name of this corporation is: Atlas Mining Company

If the Proposal 2 is approved, the Idaho Articles will be amended to provide:

The name of this corporation is Applied Minerals, Inc.

Consequences of Shareholder Vote
If Proposal 2 is not approved, the name will remain Atlas Mining Company.

Proposal 2 is not dependent on the vote with respect to any other proposal.

If Proposal 6, the Reincorporation Proposal is approved and implemented, the name of Atlas Delaware will depend on whether or not Proposal 2 is approved.  If it is approved, the name will be Applied Minerals, Inc.  If it is not approved, the name will be Atlas Mining Company.

Reason for the Recommended Change
The Company was incorporated in 1924 to engage in silver mining activities at a mine known as the Atlas Mine in the Coeur d’Alene Mining District in Idaho.  The mining activities were unsuccessful and while the Company still owns the Atlas Mine property, there are no plans to exploit the property.

The Board of Directors believes that the name Applied Minerals, Inc. better describes the Company’s business and intended business.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2, AN AMENDMENT TO THE IDAHO ARTICLES TO CHANGE THE NAME OF THE COMPANY TO APPLIED MINERALS INC.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE IDAHO ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK

Proposal 3 is an amendment to the articles of incorporation of the Company to increase the number of authorized shares of Common Stock

Exact language of the current and proposed provision:

The Idaho Articles currently provide:

The total authorized capital stock of this corporation shall be sixty million (60,000,000) no par, common shares...

If the amendment is approved, the Idaho Articles will be amended to provide:

The total authorized capital stock of this corporation shall be one hundred twenty million (120,000,000) par value $0.001, common shares...

Consequences of Shareholder Vote
If Proposal 3 is not approved, the number of authorized shares and the par value of the Common Stock will not be changed.

Proposal 3 is not dependent on the vote with respect to any other proposal.

If Proposal 6, the Reincorporation Proposal, is approved and implemented, the terms of the Delaware Certificate relating to the Common Stock will depend on whether Proposal 3 is approved.  If Proposal 3 is approved, the Delaware Certificate will provide for one hundred twenty million shares and $0.001 par value.  If it is not approved, the number of authorized shares and the par value of the Common Stock of Atlas Delaware will be sixty million and no par value.

As explained in the next section, the proposed increase in the number of authorized shares will enable the Company issue shares issuable on exercise of certain outstanding options and on conversion of certain outstanding notes.

Reason for the Recommended Change
Beginning in mid-2008, the Company’s contract mining business, the Company’s sole source of operating revenue in 2007 and 2008, began to feel the effects of the recession as mining activities slowed down.  By the end of 2008, the Board of Directors determined to terminate the contract mining business.  The Company, however, continued to have significant on-going expenses related to “legacy” issues (defending a securities class action and other litigation and amending certain reports filed with the SEC and preparing financial statements and disclosures so that it could file delinquent reports with the SEC, among other things) and to on-going business (such as management compensation, the costs of an appraisal of the Dragon Mine, and marketing and related expenses).

The Company would have preferred to finance the on-going expenses through the sale of Common Stock but by the end of December 2008 there were only 784,372 shares of authorized but unissued shares.  Until the Company became current in its SEC filings, calling a shareholder meeting to approve an increase in the number of authorized shares created a risk of an enforcement action by the SEC.  In order to finance on-going expenses, the Company, beginning on December 30, 2008, has sold $4,050,000 of 10% PIK Election Convertible Notes Due 2018 (“PIK Notes”) which, after the Company has sufficient authorized shares of Common Stock, are convertible into 10,150,549 shares of Common Stock.  The Company has used and will use the proceeds of the PIK Notes for working capital. The holders of the notes can put them to the Company at any time after July 1, 2010. There are not at this time sufficient authorized shares so that all of the PIK Notes are convertible into Common Stock.  The terms of the PIK Notes are described in detail under “Related Party Transactions; Transactions with Related Parties; PIK Note Transactions” above.

To secure the management services of Material Advisors, the Company entered into a management agreement effective January 1, 2009 pursuant to which it granted Material Advisors options to purchase 6,583,277 shares of Common Stock at $0.70 per share.  The proceeds to the Company upon exercise would be $4,608,294.  The Company has not determined the use of proceeds of funds upon exercise.  Pursuant to the management agreement, the principals of Material Advisors now serve in the following positions with the Company:  Andre Zeitoun is President and Chief Executive Officer and Christopher T. Carney is Interim Chief Financial Officer.  The terms of the options are described in detail under detail under “Related Party Transactions; Transactions with Related Parties; Management Agreement with Material Advisors LLC” above.

In 2009, the Company granted or took action to confirm the grant to Morris Weiss, a director, options to purchase 400,000 shares of Common Stock at $0.70 per share for his services as Chief Restructuring officer and as a consultant.  The proceeds to the Company upon exercise would be $280,000.  The Company has not determined the use of proceeds of funds upon exercise.  The terms of the options are described in footnote 7 to the Summary Compensation Table below.

As a result of the issuance of the foregoing convertible notes and options and other outstanding options to purchase Common Stock, the Company has outstanding obligations to issue 17,937,234 shares of Common Stock, 17,152,862 shares in excess of the currently authorized 60,000,000 shares.  If the Company were to issue Common Stock in excess of the authorized number of shares, the issuance of such shares would be void or voidable.  If the Company fails to authorize sufficient shares of Common Stock to satisfy outstanding options, the holders of the options would have a cause of action against the Company.

In order to satisfy the obligations to issue shares of Common Stock, it is necessary to amend the certificate of incorporation to increase the number of authorized shares.  The Board of Directors believes that authorized shares of Common Stock in the amount of one hundred million are appropriate in light of outstanding obligations to issue Common Stock and current and anticipated financing needs.  The Company does not have any current specific plans to raise additional funds in the future, but its business plan makes it likely that it will be required to raise additional funding.  There are no plans other than as set forth above for the issuance of shares.  There are no plans to seek shareholder approval for the issuance of additional shares if the number of authorized shares is increased.

The effect of issuing shares to satisfy the above obligations after an increase in the number of authorized shares will be dilutive to existing shareholders.

The change in par value has no material effect on the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3, APPROVAL OF AN AMENDMENT TO THE IDAHO ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE IDAHO ARTICLES TO AUTHORIZE FLEXIBLE PREFERRED STOCK

Proposal 4 is an amendment to the articles of incorporation of the Company to authorize flexible Preferred Stock.

Exact language of the Current and Proposed Provision:

The Idaho Articles currently provide:

The total authorized capital stock of this corporation shall be...ten million (10,000,000) of one dollar ($1.00) par value noncumulative, nonvoting, nonconvertible, preferred shares.

If the amendment is approved, the Idaho Articles will be amended to provide:

The total authorized capital stock of this corporation shall be...ten million (10,000,000) of par value $0.001.

Further, the following language would be added to the Idaho Articles immediately after the amended language above.

Designations, Powers, Preferences and Rights, in Respect of the Shares of Preferred Stock.

(1)
Shares of the Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine.  All shares of any one series shall be of equal rank and identical in all respects.

(2)
Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the issue of any series of Preferred Stock, the designation of such series, and the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof, including the following:

(a)
The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

(b)
The dividend rate or rates on the shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

(c)
Whether or not the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemptions, the time or times when, the price or prices at which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

(d)
The rights to which the holders of shares and such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding-up is voluntary or involuntary, and, if voluntary, may vary at different dates;

(e)
Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

(f)
Whether or not the shares of such series shall be convertible into or exchangeable for shares of stock of any other class or classes, or any other series of the same class and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

(g)
The voting powers, full and/or limited, if any, of the shares of such series; and whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the Corporation in case of dividend arrearages or other specified events, or upon other matters;

(h)
Whether or not the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

(i)
Whether or not the holders of shares of such series shall be entitled, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into stock of any class and, if so entitled, the qualifications, conditions, limitations and restrictions of such right; and

(j)
Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation.

Consequences of Shareholder Vote
If Proposal 4 is not approved, the current provisions relating to Preferred Stock will not be changed.

Proposal 4 is not dependent on the vote with respect to any other proposal.

If Proposal 6, the Reincorporation Proposal is approved and implemented, the provisions on the Delaware Certificate relating to Preferred Stock will depend on whether Proposal 4 is approved.  If Proposal 4 is approved, the Delaware Certificate will contain provisions substantially the same as to the provisions in Proposal 4.  If Proposal 4 is not approved, the terms of the Preferred Stock of the Atlas Delaware will be substantially the same as the Company’s current provision.

Reason for the Recommended Change
In the current Idaho Articles, the shares of Preferred Stock are designated “noncumulative nonvoting nonconvertible preferred” shares.  Under Idaho law and the Idaho Articles, the Board of Directors does not have power to fix any terms of the Preferred other than that the shares are “noncumulative nonvoting nonconvertible preferred,” so any Preferred Stock that might be issued could have no economic terms.  For example, the Preferred could have no terms relating to a dividend or liquidation rights.  In effect, the Preferred Stock is useless for most purposes for which the Company would issue Preferred Stock.

It is proposed to make the Preferred Stock “flexible preferred.”  The designations as “noncumulative nonvoting nonconvertible” would be eliminated and the Preferred Stock could be issued by the Board of Directors from time to time on any number of occasions, without stockholder approval, as one or more separate series of shares comprised of any number of the authorized but unissued shares of Preferred Stock, designated by resolution of the Board of Directors, stating the name and number of shares of each series and setting forth separately for such series the relative rights, privileges and preferences thereof, including, if any, the: (i) rate of dividends payable thereon; (ii) price, terms and conditions of redemption; (iii) voluntary and involuntary liquidation preferences; (iv) provisions of a sinking fund for redemption or repurchase; (v) terms of conversion to Common Stock, including conversion price; and (vi) voting rights.

Accordingly, the Board of Directors would have increased flexibility in taking prompt advantage of future potential acquisition and equity financing transactions without the expense and delay of calling meetings of the stockholders to authorize increases in authorized capital.

The Preferred Stock could be issued under circumstances and in a manner so that the effects could include the dilution of ownership interests of the holders of Common Stock in the Company, the continuation of the current management of the Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for shares of Common Stock.  If convertible into Common Stock, on the conversion into Company Common Stock the voting power and percentage ownership of holders of the Company’s Common Stock would be diluted and such issuances could have an adverse effect on the market price of the Company’s Common Stock.  The Preferred Stock could also be used in connection with the implementation by the Board of Directors of a shareholder rights plan, sometimes referred to as a “poison pill.”  For example, a class or series of the Preferred Stock could be designated that would be convertible into Company Common Stock upon the acquisition by a third party of a specified percentage of the Company’s voting stock.

Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by the Company’s Common Stock could diminish the rights of holders of Company Common Stock to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company.  If shares of Preferred Stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company.

These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to holders of Common Stock.  Moreover, the issuance of Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to shareholders generally.  If shares of Preferred Stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the Common Stock may be diminished.  The purchase of the additional shares of Common Stock or Preferred Stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stockholders.  The ability of the Board, without any additional shareholder approval, to issue shares of the Company Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an antitakeover device.

The proposal for the authorization of flexible Preferred Stock does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company.  Management may in the future propose other measures designed to address hostile takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors.

The Board believes that the financial flexibility offered by flexible Preferred Stock outweighs any of its disadvantages.  To the extent issuance of flexible Preferred Stock may have antitakeover effects, such issued Preferred Stock may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction and other strategic alternatives with adequate time and flexibility in order to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders’ interests.  It is also the Board’s view that the existence of flexible Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the best interests of its shareholders.

There are no present plans, understandings or agreements for, and the Company is not engaged in any negotiations that will involve, the issuance of flexible Preferred Stock.  There are no plans to seek shareholder approval for the issuance of shares if the number of authorized shares is increased.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE PROPOSAL 4, APPROVAL OF AN AMENDMENT TO THE IDAHO ARTICLES TO AUTHORIZE FLEXIBLE PREFERRED STOCK

PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE IDAHO ARTICLES TO PROVIDE THAT THE NUMBER OF DIRECTORS IS TO BE FIXED FROM TIME TO TIME BY RESOLUTION OF THE BOARD OF DIRECTORS PURSUANT TO A RESOLUTION.

Proposal 5 is an amendment to the articles of incorporation of the Company to provide that the number of directors is to be fixed from time to time by resolution of the Board of Directors pursuant to a resolution.

Exact language of the Current and Proposed Provision:

The certificate of incorporation currently provides:

The number of directors shall be five.

If the amendment is approved, the certificate of incorporation will be amended to provide:

The number of directors shall be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office.

Consequences of Shareholder Vote
If Proposal 5 is not approved, the current provision fixing the number of directors at five will remain unchanged.

Proposal 5 is not dependent on the vote with respect to any other proposal.

If Proposal 6, reincorporation in Delaware is approved and implemented, the provision in the Delaware certificate relating to the number of directors will depend on whether Proposal 5 is approved.  If Proposal 5 is approved, the Delaware Certificate will contain a provision substantially the same as the language of Proposal 5.  If it is not approved, the Delaware Certificate will contain a provision substantially the same as the current provision fixing the number at five.

Reason for the Recommended Change
The current provision fixes the number of directors at five.  It does not allow the directors to increase the number of directors or decrease the number of directors.  Under Idaho law, a vacancy in the Board of Directors does not impair the ability of the remaining board members to act as a board, although under Idaho law, if the number of directors is fixed in the bylaws, a quorum is a majority of such number.  If the number is not fixed, a quorum is a majority of the directors then in office.

The Board of Directors believes that it would be a better practice to allow the directors to set the number of directors from time to time, expanding the size of the board if appropriate to bring on directors with knowledge and experience that could be useful to the Company and decreasing the size of the board as necessary on the creating of vacancies that will not soon be filled, thereby avoiding situations in which a quorum constitutes more than a simple majority of the directors then in office.

If Proposal 5 is approved, the Board of Directors currently intends to adopt a resolution fixing the number of directors at five.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE PROPOSAL 5, APPROVAL OF AN AMENDMENT TO THE IDAHO ARTICLES TO PROVIDE THAT THE NUMBER OF DIRECTORS IS TO BE FIXED FROM TIME TO TIME BY RESOLUTION OF THE BOARD OF DIRECTORS PURSUANT TO A RESOLUTION.

PROPOSAL 6: REINCORPORATION IN DELAWARE.

Proposal 6 is the merger of the Company with and into our wholly-owned subsidiary, Atlas Delaware, which was created for the merger.  The purpose of the merger is to change our state of incorporation from Idaho to Delaware.

Consequences of Shareholder Vote
If Proposal 6 is approved and implemented, the terms of the certificate of incorporation for the Delaware corporation will depend on which if any of Proposals 2 through 5 which are approved.

If Proposal 6 is not approved, the Company will remain an Idaho corporation.

Proposal 6 is not dependent on the vote with respect to any other proposal, except as set forth above.

The address and telephone of principal executive offices of Atlas Delaware will be the same as the Company’s.

At the effective time of the merger, the Company would file with the Delaware Secretary of State a certificate of incorporation that would govern the Company as a Delaware corporation, in substantially the form attached, with variations indicating alternative provisions as any or all proposals 2, 3, 4, and 5 are approved.

In addition, if Proposal 6 is approved, the bylaws of Atlas Delaware, the surviving Delaware corporation, will be in substantially the form attached hereto as Appendix C (the “Delaware Bylaws”).

Copies of the Articles of Incorporation of the Company, as amended to date (the “Idaho Articles”), and the Bylaws of the Company, as amended to date (the “Idaho Bylaws”), are filed as Exhibits to our periodic reports with the U.S. Securities and Exchange Commission and are also available for inspection at the principal office of the Company.  The Idaho Articles were filed as Exhibit 3.1 to Amendment No. 4 to Form SB-2 filed with the Commission on June 11, 2002.  The Idaho Bylaws were filed as Exhibit 3(ii)1 to Form 8-K filed on April 1, 2008.  Copies will be sent to shareholders free of charge upon written request to the Company at 110 Greene Street, Suite 1101, New York, NY 10012.

Atlas Delaware was incorporated under Delaware law for purposes of this transaction, under the name of Atlas Mining Sub, Inc., as a wholly-owned subsidiary of the Company.  As of the date and time immediately prior to the effective date of the reincorporation merger, if the reincorporation merger is effected, Atlas Delaware will not have any material assets or liabilities and will not have carried on any material business.

Management believes that reincorporation in Delaware is beneficial to the Company because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including Idaho corporate law.

The Reincorporation Merger
The reincorporation merger would be effected pursuant to the Merger Agreement in substantially the form attached as Appendix A.

Upon completion of the reincorporation merger, the Company would cease to exist as a corporate entity and Atlas Delaware would continue to operate the business of the Company.  The discussion of the reincorporation merger set forth below is qualified in its entirety by reference to the attached Merger Agreement.

Pursuant to the Merger Agreement, each outstanding share of Common Stock, no par value per share, of Atlas Mining Company would be converted automatically into one share of Common Stock of Atlas Delaware upon the effective date of the reincorporation merger.  The par value of the Common Stock would be no par value if Proposal 2 is not approved and $0.001 par value if Proposal 3 is approved.  Each stock certificate representing issued and outstanding shares of Common Stock of Atlas would continue to represent the same number of shares of Common Stock of Atlas Delaware.  If the Company and Atlas Delaware effect the reincorporation merger, stockholders of the Company would not need to exchange such shareholder’s existing stock certificates of the Company for stock certificates of Atlas Delaware.  Stockholders may, however, exchange such shareholder’s certificates if they choose to do so.  Assuming that the Company and Atlas Delaware effect the reincorporation merger, Atlas Delaware may decide to issue substitute stock certificates in the future to replace the current certificates that are outstanding.  If Atlas Delaware were to decide to issue substitute stock certificates, Atlas Delaware would notify its stockholders.

Pursuant to the Merger Agreement, the Company and Atlas Delaware agree to take all actions that Delaware law and Idaho law require for the Company and Atlas Delaware to effect the reincorporation merger.

The Merger Agreement provides that the respective obligations of the Company and Atlas Delaware under the Merger Agreement are subject to the following conditions:

•	The stockholders of the Company have approved, the Merger Agreement;

•	Notices of the shareholder’s intent to demand payment if the proposed action is effectuated have not been delivered with respect to more than 0.5% of the outstanding shares of Common Stock; and

•
No court or governmental authority, whether by statute, rule, regulation, executive order, decree, ruling, injunction or other order, has prohibited, restrained, enjoined or restricted the consummation of the reincorporation merger.

If the Company and Atlas Delaware effect the reincorporation merger, (i) all employee benefit plans of the Company would be continued by Atlas Delaware, (ii) each stock option issued and outstanding whether pursuant to such plans or otherwise would be converted automatically into a stock option with respect to the same number of shares of Common Stock of Atlas Delaware, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award, and (iii) each PIK Note would be assumed and the conversion rights would be converted automatically conversion rights with respect to the same number of shares of Common Stock of Atlas Delaware, upon the same terms and subject to the same conditions as set forth in the PIK Notes.

If the stockholders of the Company approve the reincorporation merger, the Company and Atlas Delaware plan to effect the reincorporation merger as soon as practicable after the 2009 Annual Meeting.

The Merger Agreement provides that the Board of Directors of either the Company or Atlas Delaware may abandon the reincorporation merger for any reason, notwithstanding shareholder approval.

If the stockholders do not approve the reincorporation merger, the Company and Atlas Delaware would not consummate the merger and the Company would continue to operate as an Idaho corporation.

Under Idaho law, stockholders of the Company may have appraisal rights with respect to the reincorporation proposal.  See Dissenters or Appraisal Rights below.

Vote Required for the Reincorporation Proposal
Idaho law requires that the votes cast “for” must exceed the votes cast “against” to approve the Merger Agreement.  Abstentions and broker non votes will not be counted.  A vote in favor of the reincorporation proposal is a vote to approve the Merger Agreement and therefore the reincorporation merger.  A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Certificate of Incorporation of Atlas Delaware as set forth in Appendix B, subject as to alternative provisions as to whether any or all of proposals 2, 3, 4, or 5 are approved, and the Bylaws of Atlas Delaware, as set forth in Appendix C.

Principal Reasons for the Reincorporation Proposal
The Company was originally incorporated in Idaho on March 1, 1925.  The laws of Idaho were apparently suitable for the Company’s operations at the time.

The Board of Directors has determined that the legal structures of, and case law construing, Delaware law would better suit the current needs of the Company and its stockholders than Idaho law does.  In particular, in the opinion of the Board of Directors,

•	More so than most states, including Idaho, Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions;
•
Delaware provides a more appropriate and flexible corporate and legal environment in which to operate than currently exists in the State of Idaho and that the Company and its stockholders would benefit from such an environment; and

•	The well-established body of case law construing Delaware law, which has developed over the last century, provides businesses with a greater degree of predictability than Idaho provides.

Additionally, management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would be able to as an Idaho corporation, in part, because Delaware law provides more predictability with respect to the issues of what constitutes an actionable breach of fiduciary duties and the liability of directors and officers than Idaho law does. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties.  The amount of time and money required to respond to and litigate such claims can be substantial. Although Idaho law and Delaware law both permit a corporation to include a provision in the corporation’s articles of incorporation or certificate, as the case may be, that in certain circumstances reduces or limits the monetary liability of directors for breaches of fiduciary duty of care, Delaware law, as stated above, provides to directors and officers more predictability than Idaho does and, therefore, provides directors and officers of a Delaware corporation a greater degree of comfort as to such director’s risk of liability than that afforded under Idaho law.

Antitakeover Implications
The Company is subject to the Idaho Control Share Acquisition Law, which is designed to protect minority shareholders in the event that a person acquires or proposes to acquire, directly or indirectly, by tender offer or otherwise, shares giving it at least 20%, at least 33 1/3% or more than 50% of the voting power in the election of directors.  This law applies to a publicly held Idaho corporation which has at least 50 shareholders unless a provision in the corporation's bylaws or articles, adopted in accordance with this law, makes an express election not to be subject to this law.  We do not have any such provisions in our articles or bylaws.

Under the Idaho Control Share Acquisition Law, an acquiring person is required to deliver to the corporation an information statement disclosing, among other things, the identity of the person, the terms of the acquisition or proposed acquisition, and the financing of this acquisition.  An acquiring person cannot vote those shares acquired in a control share acquisition that exceed one of the cited thresholds unless a resolution approved by 66 2/3% of the voting power of all shares entitled to vote thereon, excluding shares held by the acquirer or an officer or director, approves of such voting power.  At the request of the acquiring person, such a resolution must be put forth before shareholders at a special meeting held within 55 days after receipt of the information statement, provided that the acquiring person undertakes to pay the costs of the special meeting and delivers to the corporation copies of definitive financing agreements with responsible entities for any required financing of the acquisition.  If an information statement has not been delivered to the corporation by the 10th day after the acquirer obtains shares in excess of one of the above thresholds, or the shareholders of the corporation have voted not to accord voting rights to the acquirer's shares, the corporation may redeem all, but not less than all, of the acquirer's shares at fair market value.  Shares that are not accorded voting rights pursuant to this law regain their voting rights when acquired by another person in an acquisition that is not subject to this law.

The Company is also subject to the Idaho Business Combination Act, which prohibits a publicly held corporation from engaging in certain business combinations with an “interested shareholder” for a period of three years after the date of the transaction in which the person became an interested shareholder unless, among other things, (i) the corporation's articles of incorporation or bylaws include a provision, adopted in accordance with this law, that expressly provides that the corporation is not subject to the statute (we do not have any such provisions in our articles or bylaws), or (ii) a committee of the corporation's Board of Directors approves of the business combination or the acquisition of the shares before the date such shares were acquired.  After the three year moratorium period, the corporation may not consummate a business combination unless, among other things, it is approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares, other than those beneficially owned by the interested shareholder or an affiliate or associate thereof, entitled to vote or the business combination meets certain minimum price and form of payment requirements.  An interested shareholder is defined to include, with certain exceptions, any person who is the beneficial owner of 10% or more of the voting power of the outstanding voting shares of the corporation.  Business combinations subject to this law include certain mergers, consolidations, recapitalizations, and reverse share splits.

The application of the Idaho Control Share Acquisition Law and the Idaho Business Combination Law may have the effect of delaying, deferring or preventing a change of control of the Company.

The Delaware General Corporation Law (“GCL”) has a provision called “Business Combinations with Interested Stockholders Act.”  The Delaware provision is not applicable to corporations with less than 2,000 record stockholders, unless the corporation elects to be covered.  Atlas Delaware has only about 1,560 record stockholders.  Atlas Delaware has elected to be governed by the Business Combinations with Interested Stockholders Act.  The Delaware GCL has no provision similar to the Idaho’s Control Share Acquisition Act.

The Delaware Business Combinations with Interested Stockholders Act generally operates to prevent a wide variety of transactions between the corporation, on one hand, and an “interested shareholder” and its affiliates, on the other hand.  It generally prohibits a publicly held Delaware corporation from engaging in a “business combination” with an” interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (i) prior to such date the Board of Directors of the corporation approved either the business combination or the transaction in which the person became an interested stockholder, (ii) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock of the corporation excluding shares owned by officers or directors of the corporation and by certain employee stock plans, or (iii) on or after such date the business combination is approved by the Board of Directors of the corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the corporation that is not owned by the interested stockholder.  A “business combination” generally includes mergers, asset sales and similar transactions between the corporation and the interested stockholder, and other transactions resulting in a financial benefit to the stockholder.  An “interested stockholder” is a person who, together with affiliates and associates, owns 15% or more of the corporation’s voting stock or who is an affiliate or associate of the corporation and, together with his affiliates and associates, has owned 15% or more of the corporation’s voting stock within three years.

Accordingly, the Delaware Business Combinations with Interested Stockholders Act can serve to provide Atlas Delaware with significantly more protections against unwanted takeovers than the Company has.  The Board of Directors of the Company, however, is not proposing the reincorporation in order to prevent any known or suspected change in control of the Company and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company’s Board of Directors.

No Change in the Board Members, Business, Management, or Employee Benefit Plans
The reincorporation proposal would affect only a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this proxy statement.  The proposed reincorporation merger would NOT result in any change in the business, management, fiscal year, assets or liabilities, or employee benefit plans.  Assuming that the Company and Atlas Delaware effect the reincorporation merger, the directors and officers of the Company immediately prior to the effective date of the reincorporation merger will continue to be the directors and officers of Atlas Delaware.  All stock options and convertible securities issued and outstanding would automatically be converted into a stock option or convertible securities with respect to the same number of shares of Atlas Delaware, upon the same terms and subject to the same conditions under which the award was granted and in the agreement reflecting the award.  Approval of the reincorporation proposal would constitute approval of the assumption of these plans by Atlas Delaware.  Assuming the Company and Atlas Delaware effect the reincorporation merger, Atlas Delaware would continue other employee benefit arrangements of the Company upon the terms and subject to the conditions currently in effect.

Comparison of Shareholder Rights Before and After the Reincorporation Merger

There are significant differences between the rights of our stockholders under,

•
on one hand, the Delaware General Corporation Law (“Delaware GCL”), the Delaware Certificate of Incorporation (“Delaware Certificate”) and the Bylaws of the Delaware company (“Delaware Bylaws”) (collectively, such rights, the “Delaware Rights”); and,

•
on the other hand, the Idaho Business Corporation Act (the “Idaho BCA”) and Company’s Amended Articles of Incorporation (“Idaho Articles”) and the current Bylaws (“Idaho Bylaws”) (collectively, such rights, the “Idaho Rights”).

Set forth below is a description that summarizes some significant differences in the Delaware Rights and the Idaho Rights.

The summary of the differences is significant because if the stockholders of the Company approve the reincorporation proposal and the reincorporation merger becomes effective, the Delaware Certificate and the Delaware Bylaws in effect immediately prior to the effective date of the reincorporation merger would become the certificate of incorporation and bylaws of Atlas Delaware.  The Delaware Certificate with possible variations (depending on which, if any, of Proposals 2, 3, 4, or 5 are adopted) is attached as Appendix B.  The Delaware Bylaws are attached as Appendix C.  All statements in this proxy statement concerning such documents are qualified by reference to the complete provisions of the documents.

In addition to the differences described below, the Delaware Certificate and the Delaware Bylaws include certain technical differences from the Idaho Articles and Idaho Bylaws that constitute, in the opinion of the Board of Directors, insignificant differences between Delaware law and Idaho law.

The description below is not intended to be relied upon as a complete description of the differences, and is qualified in its entirety by reference to Idaho BCA, Delaware GCL, the Idaho Articles and Idaho Bylaws, and the Delaware Certificate and Delaware Bylaws.

The discussion below discusses the Idaho Rights as they currently exist and the Delaware Rights as they would exist if the reincorporation merger is approved.  The discussion does not refer to such rights as they could be amended by amendments to, on one hand, the Delaware Certificate or Delaware Bylaws or, on the other hand, the Idaho Articles or Idaho Bylaws or by other factors not in existence or contemplated by the Board of Directors.  Such amendments could include, among other things, a classified Board of Directors, cumulative voting, or changes from, or back to, default rules in the statute.  Other factors not in existence or contemplated include the issuance of Preferred Stock.  None of such amendments or other factors is currently contemplated by the Board of Directors.

	Idaho Rights	Delaware Rights
	References below are to the Idaho Articles of Incorporation, the Bylaws of the Company, and the Idaho Business Corporation Act.	References below are to the Delaware Certificate of Incorporation and the Bylaws of Delaware, and the Delaware General Corporation Law.

ISSUES RELATING TO DIRECTORS
Number of directors	The number is fixed at five. (Article VI of the Idaho Articles)
The Delaware rights will depend on whether Proposal 5 is approved.

If Proposal 5 is approved, the number can be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office.

If Proposal 5 is not approved, the number will remain fixed at five.

If Proposal 5 is approved, the Board of Directors currently intends to adopt a resolution fixing the number of directors at five.

Quorum for a meeting of the Board of Directors	Three. (Based on Section 30-1-825(1)(a) of the Idaho BCA)	1/3 of total number. (Article II, Section 7 of the Delaware By-Laws)

Vote Required for removal of a director by shareholders	The number of votes cast to remove the director exceeds the number of votes cast not to remove (Section 30-1-725(3) of the Idaho BCA)	A majority in voting power of outstanding shares (Section 141(j) of the Delaware GCL)

Personal liability of directors for monetary damages
The Idaho Articles provide:

“A director shall not be held liable to the company or its shareholders for monetary damages for any action taken or any failure to take any action as a director except to the minimum degree required under Idaho law as it now exists or hereafter may be amended.”

(Article VII of the Idaho Articles)

The articles provide, in accordance with Section 102(b)(7) of the Delaware GCL, that

A director shall have no personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director:

(i) For any breach of the director's duty of loyalty to the corporation or its stockholders;

Personal liability of directors for monetary damages (continued)
Based on the timing of the adoption of this provision, it is appears intended to implement Section 30-1-202(d) of the Idaho BCA which permits the articles to be amended to eliminate monetary damages under certain circumstances.

A provision eliminating or limiting the liability of a director to the corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, except liability for:
(i)   The amount of a financial benefit received by a director to which he is not entitled,
(ii)  An intentional infliction of harm on the corporation or the shareholders,
(iii) For unlawful dividends, stock purchases, or redemptions, or
(iv)  An intentional violation of criminal law.

(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

(iii) for unlawful dividends, stock purchases, or redemptions; or

(iv) for any transaction from which the director derived an improper personal benefit.

(Article Fifth, Section 6 of the Delaware Certificate)

SHAREHOLDER ACTIONS ISSUES
Shareholder vote required to amend articles/certificate
The votes cast favoring the amendment exceed the votes cast opposing the amendment, unless the Board of Directors conditions approval of the amendment on a higher percentage

(Section 30-1-725(3) of the Idaho BCA)
A majority of the outstanding stock entitled to vote (Section 242(b)(1) of the Delaware GCL)

Shareholder vote required to amend bylaws	The votes cast favoring the amendment exceed the votes cast opposing the amendment. (Section 30-1-725(3) of the Idaho BCA)	Affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. (Section 216(3) of the Delaware GCL)

An asset sale that requires shareholder approval
If the disposition would leave the corporation without a significant continuing business activity. If a corporation retains a business activity that represented at least twenty-five percent (25%) of total assets at the end of the most recently completed fiscal year, and twenty-five percent (25%) of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year, in each case of the corporation and its subsidiaries on a consolidated basis, the corporation will conclusively be deemed to have retained a significant continuing business activity.

(Section 30-1-1202(2)) of the Idaho BCA)
The sale of all or substantially all of the assets. (Section 271(a) of the Delaware GCL)

Shareholder vote required to approve merger, share exchange, or asset sale that requires shareholder approval	A majority of the votes entitled to be cast, unless the board conditions approval on a higher percentage (Section 30-1-725(3) of the Idaho BCA)	A majority of the outstanding stock entitled to vote (Section 251(c) of the Delaware GCL)

Exceptions to the requirement for shareholder approval of mergers	Approval by shareholders of a subsidiary is not required in “short-form mergers” (where parent owns 90% or more of the voting securities of the subsidiary) (Section 30-1-725(3) of the Idaho BCA)
1.  Short-form mergers (where parent owns 90% or more of the voting securities)

(Section 253(a) of the Delaware GCL)

2.  No vote required by shareholders in a merger if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of Common Stock and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized and unissued shares or the treasury shares of Common Stock to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to

Exceptions to the requirement for shareholder approval of mergers (continued)
be issued or delivered under such plan do not exceed 20% of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

(Section 251(f) of the Delaware GCL)

Whether action of shareholders by written consent is permitted	Permissible only if all shareholders consent (Section 30-1-704 of the Idaho BCA)	Prohibited by Delaware Certificate (Article Fifth, Section 7 of the Delaware Certificate)

Terms of the advance notice bylaws
Advance notice bylaws are contained in the Idaho Bylaws and the Delaware Bylaws.

There are three major bases for comparing the Bylaws:  the timing of shareholder notice, the content of the notice, and information to be provided by a person nominated as a director by a shareholder.

1. Timing of the shareholder’s notice

In order to be timely, a shareholder’s notice shall be delivered not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

1. Timing of the shareholder’s notice

In order to be timely, a shareholder’s notice shall be delivered not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

2.  Content of the Shareholder Notice

Such shareholder’s notice shall set forth (A) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as

2.  Content of the Shareholder Notice

The Delaware Bylaws require that the notice that includes the same information as required by the Idaho Bylaws and also the following information that is not required by the Idaho Bylaws:

(e) a description of any agreement, arrangement or understanding with respect to such business between or among the Proponent and any of its affiliates or associates, and any others

Terms of the advance notice bylaws (continued)
2.  Content of the Shareholder Notice
     (Continued)

amended (the “Exchange Act”), (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

2.  Content of the Shareholder Notice
     (Continued)

(including such shareholder’s names) acting in concert with any of the foregoing, and a representation that the Proponent will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (f) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proponent's notice by, or on behalf of, the Proponent or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any of its affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proponent will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (g) a representation that the Proponent is a holder of record or beneficial owner of shares of the Corporation entitled to vote at the annual meeting and intends to appear in person or by proxy at the meeting to propose such business, and (h) a representation whether the Proponent intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding shares required to approve the proposal and/or otherwise to solicit proxies from stockholders in support of the proposal.

Terms of the advance notice bylaws (continued)	3. Information to be provided as a nominee. No provision (Section 2.4(a)(2) of the Idaho Bylaws)
3.  Information to be provided as a nominee.

To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver  . . . a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

Article I, (Section 13 of the Delaware Bylaws)

APPRAISAL RIGHTS
Exceptions to Appraisal Rights
Idaho law provides appraisal rights in certain situation in which Delaware law does not provide appraisal rights.

Idaho law provides:

No appraisal rights are available for the holders of shares of any class or series of shares which are:

(i) Listed on the New York stock exchange or the American stock exchange or designated as a national market system security on an interdealer quotation system by the national association of securities dealers, inc.; or
(ii)  Not so listed or designated, but have at least two thousand (2,000) record and beneficial shareholders and the outstanding shares of such class or series have a market value of at least twenty million dollars ($20,000,000), exclusive of the value of such shares held by its subsidiaries, senior executives, directors and beneficial shareholders owning more than ten percent (10%) of such shares.

(Section 30-1-1302 of the Idaho BCA)

The Company has more than 2,000 record and beneficial shareholders and as of the date of this proxy statement, the market value of its shares exclusive of the value of such shares held by its subsidiaries, senior executives, directors and beneficial shareholders owning more than ten percent (10%) of such shares exceeds $20 million.

No appraisal rights are available for the holders of any class of shares

(1)where the shares are:

(i) listed on a national securities exchange or

(ii) held of record by more than 2,000 record holders.

(The Company’s shares are not held of record of 2,000 shareholders.0

(2) for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) referred to above.

(3) Notwithstanding (1) and (2) above, appraisal rights are available for the shares of a constituent corporation if the holders thereof are required by the terms of an agreement to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation;
b. Shares of stock of any other corporation, , which shares of stock at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares described in the foregoing subparagraphs a. and b. of this paragraph; or
d. Any combination of the shares of stock, and cash in lieu of fractional shares described in the foregoing subparagraphs a., b. and c. of this paragraph.
(Section 262(b) of the Delaware GCL)

Exceptions to Appraisal Rights (continued)
However, the Idaho BCA provides that foregoing exceptions to the availability of dissenters’ rights do not apply where the transaction

Shares or assets of the corporation are being acquired or converted, a person, or by an affiliate of a person, who:

(A)  Is or was within one year the beneficial owner of twenty percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

(B)   has, or had within one year, the power to cause the appointment or election of twenty-five percent or more of the directors to the Board of Directors of the corporation; or

(C) who is, or within one year was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

(i)  Employment, consulting, retirement or similar benefits (x) established separately and not as part of or in contemplation of the corporate action; or (y)   that are not more favorable than those existing before the corporate action or, if more favorable, that

Exceptions to Appraisal Rights (continued)
have been approved by qualified (disinterested) directors; or

(D)  In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(Section 30-1-1302 of the Idaho BCA)

As of the date of this proxy statement David Taft may be considered the beneficial owner of in excess of 20% of the voting power of outstanding shares.

INDEMNIFICATION
Advancement of Expenses to Officers and Directors Before Final Disposition of a Proceeding	Advancement of expenses to pay for or reimburse the reasonable expenses before final disposition of a proceeding is in the discretion of the Board of Directors (Section 10.2 of the Bylaws)	If the officer or director delivers the undertaking required by the statute, advancement is mandatory. (Article V, Section 3 of the Delaware Bylaws)

DISSENTERS OR APPRAISAL RIGHTS ARE AVAILABLE UNDER IDAHO BCA FOR THE REINCORPORATION
Shareholders who follow the procedures set forth in Sections 30-1-1301 through 30-1-1331 of the Idaho Business Corporations Act, copies of which are annexed hereto as Appendix D, may be entitled to dissent from the reincorporation, and to obtain payment in cash for such shareholder’s shares of the Company's Common Stock.

The following summary of the Idaho Business Corporations Act as it relates to dissenters' rights is not intended to be a complete statement such provisions and is qualified in its entirety by the reference to the copy of the applicable sections of the Idaho BCA annexed hereto.

1.
Any shareholder who wishes to dissent to the reincorporation and obtain payment for such shareholder’s shares must deliver to the Company before the vote is taken written notice of such shareholder’s intent to demand payment for such shareholder’s shares if the proposed action is effectuated, and the shareholder must not vote such shareholder’s shares in favor of the proposed action. If a shareholder does not satisfy these requirements, such shareholder is not entitled to exercise such shareholder’s dissenters' rights and to receive payment for such shareholder’s shares.  A shareholder’s failure to vote against the reincorporation proposal will not constitute a waiver of the appraisal.  A vote against the reincorporation proposal will not in itself be deemed to satisfy requirements the requirement to deliver written notice of intent to demand payment.

2.
If the proposed corporate action is approved by the required vote at a meeting of shareholders, the Company is required to (and the Company will), within ten days after the corporate action is taken, deliver to those shareholders that have given prior written notice of such shareholder’s intent to dissent and have refrained from voting in favor of the proposed action, a written notice which must:

(a)
Specify the date of the first announcement to shareholders of the principal terms of the proposed corporate action (“Announcement Date”) and require the shareholder asserting appraisal rights to certify:

(i)	Whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before the Announcement Date; and
(ii)	That the shareholder did not vote for the transaction;
(b)	State where the demand for payment must be sent and where and when certificates for certificated shares must be deposited;
(c)	Set a date by which the Company must receive the payment demand, which date may not be fewer than 40 nor more than 60 days after the date the notice by the Company is delivered (“Return Date”);
(d)
State that, if requested in writing, the Company will provide, to the shareholders so requesting, the number of shareholders who return the forms by the specified date and the total number of shares owned by them;

(e)	State the date by which the notice to withdraw must be received, which date must be within twenty (20) days after the Return Date; and
(f)	Be accompanied by a copy of the applicable sections of the Idaho BCA regarding appraisal.

3.
A shareholder who receives notice described in paragraph (2) above and who wishes to exercise appraisal rights must certify on the form sent by the Company whether the beneficial owner of such shares acquired beneficial ownership of the shares before the Announcement Date. In addition, a shareholder who wishes to exercise appraisal rights must execute and return the form and deposit the shareholder’s certificates in accordance with the terms of the notice described in paragraph (2) above. A shareholder who has complied with such procedures may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the Company in writing by the date set forth in the notice described in paragraph (2) above. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the Company’s written consent.  A shareholder who does not execute and return the form and deposit that shareholder’s share certificates shall not be entitled to payment.

4.
Within 30 days of the Return Date, the Company is required to (and the Company will), except as set forth in (5) below, remit to dissenters who have made demand and have deposited such shareholder’s certificates, the amount which the Company estimates to be the fair value of the shares, with interest if any has accrued. The remittance shall be accompanied by:

(a)
the Company's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the date of remittance, and income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

(b)	A statement of the Company's estimate of fair value for the shares;
(c)
A statement that shareholders have the right to demand further payment and that if any shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted such payment in full satisfaction of the Company’s obligations.

5.
The Company may elect to withhold payment described in (4) from any shareholder who did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the Announcement Date.  If the Company elected to withhold payment, it is required to (and the Company will), within thirty days after the Return Date, it must :

(a)	Provide the information referred to in paragraph 4(a)and (b);
(b)
Notify the shareholders that: they may accept the Company’s estimate of fair value, plus interest, in full satisfaction of such shareholder’s demands or demand appraisal as described in paragraph 6 below; those shareholders who wish to accept such offer must so notify the Company of such shareholder’s acceptance of the Company’s offer within thirty days after receiving the offer; and those shareholders who do not satisfy the requirements for demanding appraisal described in paragraph 6 below shall be deemed to have accepted the Company’s offer. Within ten days after receiving the shareholder’s acceptance, the Company must pay in cash the amount it offered to each shareholder who agreed to accept the Company’s offer in full satisfaction of the shareholder’s demand.  Within forty days after sending the notice described, the Company must pay in cash the amount it offered to pay to each shareholder who do not satisfy the requirements for demanding appraisal described in paragraph 6 below.

6.
A shareholder paid pursuant paragraph 4 above, who is dissatisfied with the amount of the payment must notify the Company in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment already made. A shareholder offered payment paragraph 5, who is dissatisfied with that offer must reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.  A shareholder who fails to notify the Company in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest within thirty days after receiving the Company’s payment or offer of payment under paragraphs 4 or 5, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

7.
If a shareholder makes demand for payment under paragraph 6, which remains unsettled, the Company shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within the sixty-day period, it shall pay in cash to each shareholder the amount demanded, plus interest. Each shareholder made a party to the proceeding is entitled to judgment: (a) for the amount, if any, by which the court finds the fair value of the shareholder’s shares, plus interest, exceeds the amount paid by the Company to the shareholder for such shares; or (b) for the fair value, plus interest, of the shareholder’s shares for which the Company elected to withhold payment under paragraph 6.

ACCOUNTING TREATMENT OF THE REINCORPORATION MERGER
The reincorporation merger would be accounted for as a reverse merger whereby, for accounting purposes, the Company would be considered the acquirer and Atlas Delaware would be treated as the successor to the historical operations of the Company.  Accordingly, the historical financial statements of the Company, which the Company previously reported to the Securities and Exchange Commission on Forms 10-K/A (Amendment No. 2) and 10-Q/A, among other forms, as of and for all periods through the date of this proxy statement, would be treated as the financial statements of Atlas Delaware.

REGULATORY APPROVAL
To the Company’s knowledge, no regulatory or governmental approval or filings are necessary in connection with the consummation of the reincorporation merger.  The only filings necessary in connection with the consummation of the reincorporation merger would be the filing of articles of merger with the Secretary of State of Idaho and the filing of a certificate of merger with the Secretary of State of Delaware.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The Company has been advised by its counsel, K&L Gates LLP, that, for federal income tax purposes, no gain or loss would be recognized by the holders of the Common Stock of the Company a result of the consummation of the reincorporation merger and no gain or loss would be recognized by the Company or Atlas Delaware.  In addition, counsel has advised the Company that each former holder of Common Stock of the Company would have the same basis in the Common Stock of Atlas Delaware received by such person pursuant to the reincorporation merger as such holder had in the Common Stock of the Company held by such person immediately prior to the consummation of the reincorporation merger, and such person’s holding period with respect to such Common Stock of Atlas Delaware would include the period during which such holder held the corresponding Common Stock of Atlas, provided the latter was held by such person as a capital asset immediately prior to the consummation of the reincorporation merger.

State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

STOCKHOLDERS SHOULD CONSULT SUCH SHAREHOLDER’S OWN TAX ADVISERS AS TO THE EFFECT OF THE REINCORPORATION MERGER UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 6, APPROVAL OF THE REINCORPORATION OF THE COMPANY INTO THE STATE OF DELAWARE.

EXECUTIVE OFFICERS
The only executive officers of the Company are Andre Zeitoun and Christopher T. Carney.  Information about them is set forth below.

Name and Position with the Company	Age	Director / Officer Since	Principal Occupation

Andre Zeitoun	36	January 2009	President, Chief Executive Officer and Director of Company

Christopher T. Carney	39	February 2009	Interim Chief Financial Officer of the Company

Christopher T. Carney, Interim Chief Financial Officer.  Pursuant to the Management Agreement between Material Advisors LLC and the Company, he was appointed to his position as Interim Chief Financial Officer in February 2009.

From March 2007 until December 2008, Mr. Carney was an analyst at SAC Capital/CR Intrinsic Investors, LLC, a hedge fund, where he evaluated the debt and equity securities of companies undergoing financial restructurings and operational turnarounds.  From March 2004 until October 2006, Mr. Carney was a distressed debt and special situations analyst for RBC Dain Rauscher Inc., a registered broker dealer.  Mr. Carney graduated with a BA in Computer Science from CUNY-Lehman College and an MBA from Tulane University.

EXECUTIVE COMPENSATION

Introduction
The Board of Directors has not created a separate compensation committee or a charter for such committee and the Board of Directors as a whole acts as a compensation committee.  The Board of Directors does not believe a separate compensation committee is needed in view of the size of the Company, the involvement of the Board of Directors in Company affairs, and the history and structure of executive compensation.  Persons whose compensation is being determined or negotiated by the Board of Directors do not participate in the Board deliberations.  The Board has not used compensation consultants.

Executive Compensation
The following Summary Compensation table contains information about the compensation received by the executive officers and highly paid employees for the fiscal years ended December 31, 2008 and December 31, 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($) (1)	Total ($)

Michael T. Lyon
Interim CEO (2) (3)	2008	$100,417	$	- 0 -	$35,328	$135,754
William T. Jacobson
Chairman/Director,	2008	124,583		- 0 -	88,151	212,734
President, CEO (4) (5)	2007	177,083		- 0 -	88,151	265,234
Ronald Price
Director, CEO NanoClay	2008	197,917		- 0 -	290,600	488,517
Technologies, Inc. (6)	2007	167,708		51,975	557,851	777,534
Morris D. Weiss
Director, Chief Restructuring
Officer (7) (8)	2008	50,000		- 0 -	13,353	63,353
Barbara S. Suveg
Interim Corporate Secretary,	2008	182,070		- 0 -	- 0 -	182,070
Accountant (9) (10)	2007	132,283		- 0 -	- 0 -	132,283
Ronald Short
Operations Manager	2008	167,070		- 0 -	- 0 -	167,070
Contract Mining Division	2007	121,713		- 0 -	- 0 -	121,713

(1)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of stock options granted to each individual in 2008 in accordance with SFAS 123(R).  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.

(2)
Mr. Lyon was appointed interim CEO on June 28, 2008 for six months.  His appointment terminated on December 28, 2008.  Initially, the employment contract provided for a monthly salary of $12,500 to serve as President and Chief Executive Officer and the grant of five year options to purchase 50,000 shares at $0.65 per share, the options vesting ratably and monthly over the employment period.  The employment agreement was amended in September, 2008 to provide for a salary of $18,000 per month and options to acquire an additional 25,000 at $0.71 per share, such options vesting ratably and monthly.

(3)	The exercise prices were set at the market price of the common stock as of the day of grant except.
(4)
Mr. Jacobson was Chairman at all times during 2007 and during 2008 until June 28, 2008.  He was CEO and President during the same period except for the period from July 9, 2007 to November 30, 2007.  His employment agreement was in effect at all times.  Mr. Jacobson resigned as Chairman, CEO and president on June 28, 2008.

(5)
Mr. Jacobson entered into a five year employment contract dated October 1, 2004 that provided for annual salaries of $120,000, $150,000, $200,000, $225,000, $250,000 and provided for options to acquire up to 3,500,000 shares of common stock over a five year period at $0.18 per share.  1.5 million options vested on January 1, 2005 and an additional 500,000 were scheduled to vest each January 1 thereafter.  The closing market price on October 1, 2004 was $0.295. The employment contract provided that in the event of termination by the Company for reasons other than theft or fraud, Mr. Jacobson would be entitled to two years salary, health benefits and vesting of unvested options and the ability to exercise options for two years after termination.

(6)
On December 12, 2008, Ronald Price resigned as a director of the Company pursuant to the terms of a separation agreement (the “Separation Agreement”).  He was not an employee of the Company.  He also resigned as an officer and director of Nano Clay & Technologies, Inc., a subsidiary of the Company that has been administratively dissolved.  Pursuant to the Separation Agreement, Mr. Price is to render certain cooperation and services.  Pursuant to the Agreement, until March 1, 2009, he was paid amounts equal to the compensation under his employment agreement with Nano Clay & Technologies, Inc., which was terminated by the Agreement (at the rate of $200,000 per year).  For the period from March 1, 2009 to February 28, 2010, he will be paid $50,000, such amount is to be paid in monthly installments of $4,167.  Under the Separation Agreement, Mr. Price is subject to certain confidentiality and non-disparagement agreements and also to a non-compete agreement that expires in 2010.

Mr. Price entered into a three year employment contract dated March 9, 2006 that provided for annual salaries of $150,000, $175,000, $200,000.  The employment contract provided that in the event of termination by the Company for reasons other than just cause, Mr. Price would be entitled to six month’s salary.
(7)
Mr. Weiss served as Chief Restructuring Officer from the period November 1, 2008 to May 1, 2009 and as a consultant thereafter.  The Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Weiss, a director, on November 1, 2008 pursuant to which Mr. Weiss served as Chief Restructuring Officer for a period of six months.  The Consulting Agreement provided that Mr. Weiss’ duties included:  (i) oversight and management of (1) pending and anticipated securities, corporate, insurance and other significant litigation involving the Company or its affiliates, (2) the disposition of the contract mining business and such other businesses and entities in which the Company holds an interest as may be determined by the Board, and (3) such other matters as agreed upon by Mr. Weiss and the Board; (ii) advising the Board and senior management of the Company with respect to other significant restructuring matters, and (iii) such other duties and responsibilities on which the Board and the Consultant shall mutually agree.

The Consulting Agreement provided for compensation in the form of stock options and cash.  The stock option compensation under the Agreement was 550,000 options to acquire Company common stock with an exercise price of $0.70 per share and expiring in ten years.  250,000 options vested during the term of the Agreement and 300,000 options would vest at the end of the Agreement unless the Board determined that Mr. Weiss’ performance was not satisfactory, in which case the number of options awarded was at the discretion of the Board.  The reported closing price of the Company’s stock on October 31, 2008 was $0.28.  The board concluded that Mr. Weiss’ performance was more than satisfactory and thus 300,000 options vested at the end of the Consulting Agreement (for a total of 550,000 options as provided under the agreement).  The cash compensation under the Agreement was $100,000 during the term of the Consulting Agreement plus a bonus of up to $100,000, the award of which was dependent on a Board determination as to whether Mr. Weiss’ performance was satisfactory and the amount of such bonus was at the discretion of the Board.  The board determined that Mr. Weiss’ performance was more than satisfactory thus the amount of the cash bonus was $100,000 and the Board and Mr. Weiss agreed the amount would be payable in six monthly installments.

In addition, on May 1, 2009, Mr. Weiss agreed to review the documentation to be generated in connection with the negotiation of the final settlement agreements in the class action in which the Company was a defendant and the insurance coverage litigation involving the Company.  As compensation for such services, the Board granted Mr. Weiss 100,000 options to acquire Company common stock with an exercise price of $0.70 per share, expiring in ten years, and vesting on completion of the final settlement agreements.  The reported closing price of the Company’s stock on April 30, 2009 was $0.49.

(8)
Ms. Suveg entered into a three-year employment contract dated August 8, 2007 to serve as Chief Financial Officer at a salary of $168,000.  The employment contract called for the grant of options to purchase 250,000 shares at $2.41 per share, 100,000 of which vested on the grant date and 100,000 and 50,000 were to vest on the first and second anniversaries.  No options were exercised.  The employment contract provided that in the event of termination by the Company for reasons other than theft of fraud, Ms. Suveg would be entitled to two years salary, health benefits and vesting of unvested options and the ability to exercise options for two years after termination.  We treated Ms. Suveg’s voluntary resignation as a breach of her employment agreement and we recognized no amounts for financial statement reporting purposes in accordance with SFAS 123(R) with respect to the option grants.

(9)
Pursuant to her employment agreement, Ms. Suveg was designated as Chief Financial Officer from August 8, 2007 until November 13, 2007.  She was not employed during the period from November 14, 2007 until November 30, 2007.  While she was employed in 2007 and 2008, she functioned as principal financial officer.  She resigned as interim corporate secretary on January 11, 2008.  She terminated as an employee on March 31, 2009 although she continues as a consultant.

Outstanding Equity Awards at December 31, 2008
The following table provides information on the holdings as of December 31, 2008 of stock options granted to the named executive officers.  This table includes unexercised and unvested option awards. Each equity grant is shown separately for each named executive officer.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Michael T. Lyon	06/30/2008	50,000	- 0 -	- 0 -	$0.65	06/30/2013
	09/08/2008	25,000	- 0 -	- 0 -	$0.71	09/08/2013
William T. Jacobson		- 0 -	- 0 -	- 0 -
Ronald Price		- 0 -	- 0 -	- 0 -
Morris D. Weiss (1)	11/01/2008	83,334	466,666	300,000	$0.70	10/31/2019
Barbara S. Suveg		- 0 -	- 0 -	- 0 -
Ronald Price		- 0 -	- 0 -	- 0 -

(1)	See information in footnote 7 to the Summary Compensation Table

INDEPENDENT AUDITOR

PMB Helin Donovan, LLP was selected by our Board of Directors as the Company’s independent accountant for the fiscal year ending December 31, 2008 and for the fiscal year ending December 31, 2009.  Representatives of PMB Helin Donovan will not be attending the shareholder meeting.

Changes in Registrant’s Certifying Accountant
As noted in the Company’s Form 8-K filed with the SEC on August 27, 2008, on August 20, 2008, Company dismissed Chisholm, Bierwolf & Nilson, LLC (“Chisholm”) as independent auditors.

The decision to change accountants was approved by the Board of Directors.  Chisholm was not the auditor with respect to and hence rendered no report on Company financials for the years ended December 31, 2007 or 2008.  With respect to financial statements for periods for which Chisholm acted as independent auditor, it did not render a report containing an adverse opinion or a disclaimer of opinion, or an opinion that was qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to dismiss Chisholm was approved by the Board of Directors of the Company on recommendation of a special committee of the Board of Directors.

There were no disagreements with Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Chisholm, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On August 21, 2008, the Company retained PMB Helin Donovan LLP (“PMB”) as independent auditors for the purposes of auditing the financial statements.  PMB’s reports on the financial statements for the periods ending December 31, 2007 and 2008 were included in the Annual Reports for the periods ending December 31, 2007 and 2008.

The Company provided Chisholm with a copy of the disclosures made above in the accounting section hereof and in a letter addressed to the Securities and Exchange Commission, Chisholm stated that it was “in agreement with only those statements...as they relate to our firm.”

The Company has provided PMB Helin Donovan with a copy of the disclosures made in the Accounting section hereof and requested that Chisholm furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such statements and, if not, stating the respects in which it does not agree.

Fees payable to PMB
The following table presents fees for audit services rendered by PMB Helin Donovan, the independent auditor for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2008 and 2007.

	PMB Helin Donovan, LLC
	December 31, 2008	December 31, 2007

Audit Fees (1)	$44,338	$48,912
Audit-Related Fees	- 0 -	- 0 -
Tax Fees (2)	- 0 -	- 0 -
All Other Fees (3)	- 0 -	- 0 -

Total	$44,338	$48,912

(1)
Fees for audit services billed or expected to be billed relating to fiscal 2007 consisted of (a) audit of the Company’s financial statements, (b) reviews of the Company’s quarterly financial statements, statutory and regulatory audits, consents and other services related to SEC matters, (c) audit of the Company’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective control over financial reporting was maintained in all material respects, and (d) attestation of management’s assessment of internal control, as required by the Sarbanes-Oxley Act of 2002, Section 404.

Fees for audit services billed or expected to be billed relating to fiscal 2008 consisted of (a) audit of the Company’s financial statements, and (b) reviews of the Company’s quarterly financial statements, statutory and regulatory audits, consents and other services related to SEC matters.

(2)	Tax fees represent the aggregate fees paid for professional services, principally including fees for tax compliance and tax advice.
(3)
All other fees represent the aggregate fees paid for products and services that are not included in the “Audit fees,” “Audi-related fees,” and “Tax fees” sections.  The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal registered public accounting firm’s independence.

PROPOSALS OF SHAREHOLDERS FOR 2010 ANNUAL MEETING
Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit such shareholder’s proposals so that they are received at the Company’s principal executive offices no later than the close of business on December 1, 2009.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Shareholders who wish make nominations not pursuant to SEC Rule 14a-8 must provide notice within 10 days after the public announcement of the 2010 annual meeting date.  To be in proper form, a shareholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws.  A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements.

The Company will not consider any proposal or nomination that does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.

OTHER MATTERS
The Board of Directors knows of no other business that will be presented at the meeting.  If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement.

The information set forth under the following captions and on the following pages in the Company’s Annual Report of 10-K/A (Amendment No. 2) for the fiscal year ended December 31, 2008 is incorporated herein by reference thereto:

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 7A.	Quantitative and Qualitative Disclosures About Market Risk
Item 8.	Financial Statements and Supplementary Data
Report of Independent Registered Public Accounting Firm
Financial Statements:
Consolidated Balance Sheets at December 31, 2008 and 2007
Consolidated Statements of Operations and Comprehensive Loss for Years Ended December 31, 2008 and 2007
Consolidated Statements of Cash Flows for Years Ended December 31, 2008 and 2007
Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

In addition, the information set forth under the following captions and on the following pages in the Company’s Quarterly Report of 10-Q/A for the three and six months ended June 30, 2009 is incorporated herein by reference thereto:

Item 1.	Consolidated Financial Statements
Consolidated Balance Sheets at June 30, 2009 (unaudited) and December 31, 2008
Consolidated Statements of Operations and Comprehensive Loss (unaudited) for the Three and Six Months Ended June 30, 2009 and 2008
Consolidated Statements of Cash Flows (unaudited) for the Three and Six Months Ended June 230, 2009 and 2008
Notes to the Consolidated Financial Statements (unaudited)

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 3.	Quantitative and Qualitative Disclosures About Market Risk

The reports identified above are available at on the following website:  www.proxyvote.com and are without charge to security holders upon written or oral request. Requests should be directed to: Atlas Mining Company, 110 Greene Street, Suite 1101, New York, NY, 10012, (208) 556-1181.  The reports will be mailed no later than one business day after the request.  The reports are also available on the website of the SEC, www.sec.gov.

By order of the Board of Directors.

Andre Zeitoun, President and CEO

Appendix A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of the ___ day of _________, 2009 by and between Atlas Mining Sub, Inc., a Delaware corporation (the “Surviving Corporation”), and Atlas Mining Company, an Idaho corporation (“Merging Corporation”). Surviving Corporation and Merging Corporation are sometimes collectively referred to hereinafter as the “Constituent Corporations.”

RECITALS

WHEREAS, Surviving Corporation is a corporation organized and existing under the laws of Delaware and is a wholly-owned subsidiary of Merging Corporation;

WHEREAS, Merging Corporation is a corporation organized and existing under the laws of Idaho; and

WHEREAS, Surviving Corporation and Merging Corporation and their respective Boards of Directors deem it advisable and in the best interests of the corporations and their respective stockholders to merge Merging Corporation with and into Surviving Corporation pursuant to the Idaho Business Corporation Act and the Delaware General Corporate Law upon the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises, the mutual covenants, herein contained, and other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that Merging Corporation shall be merged with and into Surviving Corporation (the “Merger”) pursuant to the terms and conditions herein set forth.

AGREEMENT

1.General.

1.1           The Merger. On the Effective Date (as herein defined) of the Merger, Merging Corporation shall be merged with and into Surviving Corporation and the separate existence of Merging Corporation shall cease and Surviving Corporation shall survive such Merger. The name of Surviving Corporation shall be Atlas Mining Company if Proposal 2 in the Proxy Statement for the 2009 Annual Meeting is not approved by shareholders of the Merging Corporation and Applied Minerals, Inc. if it is approved by shareholders.

1.2           Certificate of Incorporation and Bylaws. The certificate of incorporation of Surviving Corporation as in effect immediately prior to the Effective Date in the form attached hereto as Exhibit A shall be the certificate of incorporation of Surviving Corporation after consummation of the Merger.  If after the shareholder vote at the 2009 Annual Meeting, any of Proposals 2, 3, 4, or 5 is not approved by shareholders, the certificate will be amended to include corresponding provisions from the articles of incorporation of the Merging Corporation, all as set forth in the Proxy Statement.  The Bylaws of Surviving Corporation as in effect immediately prior to the Effective Date shall be the Bylaws of Surviving Corporation after consummation of the Merger.

1.3           Directors and Officers. The directors and officers of Merging Corporation shall, from and after the Effective Date, be the directors and officers of Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified.

1.4           Property and Liabilities of Constituent Corporations. On the Effective Date, the separate existence of Merging Corporation shall cease and Merging Corporation shall be merged into Surviving Corporation. Surviving Corporation, from and after the Effective Date, shall possess all the rights, privileges, powers and franchises of whatsoever nature and description, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; all rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of and debts due to either of the Constituent Corporations on whatever account as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in Surviving Corporation; and all property, rights, privileges, powers and franchises, and all other interests shall be thereafter as effectually the property of Surviving Corporation as they were of the several and respective Constituent Corporations and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. All rights of creditors and all liens upon the property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations thenceforth shall attach to Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any claim existing or action or proceeding, whether civil, criminal or administrative, pending by or against either Constituent Corporation may be prosecuted to judgment or decree as if the Merger had not taken place, or Surviving Corporation may be substituted in such action or proceeding.

1.5           Further Assurances. Merging Corporation agrees that, at any time, or from time to time, as and when requested by Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action as Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting or devolution of any property, right, privilege or franchise or to vest or perfect in or confirm to Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, franchises and interests referred to in this Section 1 herein and otherwise to carry out the intent and purposes hereof.

1.6           Effective Date. The Merger shall become effective on the later of (a) the day on which an executed copy of a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware in the manner required by the Delaware General Corporation Law and (b) the day on which an executed copy of Articles of Merger are filed with the Secretary of State of the State of Idaho in the manner required by the Idaho Business Corporation Act (the “Effective Date”).

2.           Conversion of Securities on Merger.

2.1           Effect of Merger on Capital Stock. Each share of Merging Corporation’s common stock, no par value per share (other than shares (“Dissenting Shares”) that are owned by shareholders (“Dissenting Shareholders”) that are entitled to and properly exercise appraisal rights pursuant Chapter 13 of the Idaho Business Corporation Act), issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one (1) validly issued, fully paid and nonassessable share of Surviving Corporation’s common stock, $0.001 par value per share (the “Surviving Corporation Stock”). Each share of Surviving Corporation’s common stock issued and outstanding immediately before the Effective Date of the Merger shall be canceled without any consideration being issued or paid therefore, without any further action on the part of the holder thereof.

2.2           Effect of Merger on Options and PIK Notes. Each option of the Merging Corporation issued and outstanding immediately prior to the Effective Date shall be (a) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) in the case of securities to acquire common stock of the Merging Corporation, converted into the identical right to acquire the same number of shares of Surviving Corporation Stock as the number of shares of common stock of the Merging Corporation that were acquirable pursuant to such option, warrant or other security. Each 10% PIK Election Convertible Note due 2018 of the Merging Corporation issued and outstanding immediately prior to the Effective Date shall be (a) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) in the case of securities to acquire common stock of the Merging Corporation, converted into the identical right to acquire the same number of shares of Surviving Corporation Stock as the number of shares of common stock of the Merging Corporation that were acquirable pursuant to such option, warrant or other security.

2.3           Certificates. At and after the Effective Date, all of the outstanding certificates which immediately prior thereto represented shares of Merging Corporation stock (other than Dissenting Shares), or options, warrants or other securities of the Merging Corporation, shall be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Corporation Stock, or options, warrants or other securities of Surviving Corporation, as the case may be, into which the shares of Merging Corporation stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Stock, or options, warrants or other securities of Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

2.4           Appraisal Rights. No Dissenting Shareholder shall be entitled to shares of Surviving Corporation Stock hereunder if the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the Idaho Business Corporation Act, and any Dissenting Shareholder shall be entitled to receive only the payment provided by the Idaho Business Corporation Act with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to appraisal with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to appraisal, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Surviving Corporation Stock.

3.           Foreign Qualification. Surviving Corporation covenants and agrees, to the extent required by applicable law, to register or qualify, as applicable, to do business as a foreign corporation in those states in which Merging Corporation is qualified to do business immediately prior to the Effective Date.

4.           Conditions to the Obligations of the Constituent Corporations to Effect the Merger.

4.1           Approval by Stockholders. The stockholders of Merging Corporation shall have approved the Merger and this Merger Agreement in accordance with Idaho law.

4.2           Appraisal Rights.  Holders of no more than 0.5% of the outstanding shall deliver written notice of such shareholder’s intent to demand payment for such shareholder’s shares if the proposed action is effectuated

4.3           Governmental Approvals; No Restraints. No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction that prohibits, restrains, enjoins or restricts the consummation of the Merger.

5.           Amendment. The respective Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Merging Corporation shall not (a) alter or change the amount or kind of shares, securities, cash, property or rights to be received under this Merger Agreement by the shareholders of Merging Corporation; (b) alter or change any term of the Certificate of Incorporation of Surviving Corporation; or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the shareholders of Merging Corporation.

6.           Miscellaneous.

6.1           Counterparts. This Merger Agreement may be executed in any number of counterparts and via facsimile or other similar electronic transmission, each of which shall be deemed to be an original, and all of which taken together shall constitute one Merger Agreement.

6.2           Termination. This Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after stockholder approval of this Merger Agreement, by the consent of the Board of Directors of either of the Constituent Corporations.

6.3           Governing Law.  The Merger and this Merger Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

6.4           No Third Party Beneficiaries. This Merger Agreement is for the sole benefit of the parties hereto and is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

6.5           Severability. If any provision of this Merger Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other person or circumstances.

IN WITNESS WHEREOF, the Constituent Corporations have executed this Merger Agreement as of the date and year first above written.

MERGING CORPORATION:
Atlas Mining Company an Idaho corporation 110 Green St – Ste 1101 New York, NY 10012

By:
Its:

SURVIVING CORPORATION:
Atlas Mining Sub, Inc. a Delaware corporation 110 Greene St – Ste 1101 New York, NY 10012

By:
Its:

Appendix B Certificate of Incorporation of Atlas Mining Sub, Inc. (“Delaware Corporation”), into which Atlas Mining Company will be merged if Reincorporation Proposal is Approved, with variations depending of shareholder votes on Proposals 2, 3, 4, and 5

CERTIFICATE OF INCORPORATION

OF

Alternative #1 (If Proposal 2 is Approved) Applied Minerals, Inc.

Alternative #2 (If Proposal 2 is NOT Approved) Atlas Mining Company

FIRST:

Alternative #1 (If Proposal 2 is Approved)

The name of the Corporation is and shall be Applied Minerals, Inc. (hereinafter in this Certificate of Incorporation called the “Corporation”).

Alternative #2 (If Proposal 2 is NOT Approved) Atlas Mining Company

The name of the Corporation is and shall be Atlas Mining Company (hereinafter in this Certificate of Incorporation called the “Corporation”).

SECOND: The principal office and place of business of the Corporation in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle; and the name and post office address of the registered agent of the Corporation in the State of Delaware is The National Registered Agents, Inc., 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Delaware.

THIRD: The nature of the business, or objects or purposes to be transacted, promoted or carried on are as follows:

To engage in, conduct, perform or participate in every kind of commercial, agricultural, mercantile, manufacturing, mining, transportation, industrial or other enterprise, business, work, contract, undertaking, venture or operation.

To buy, sell, manufacture, refine, import, export and deal in all products, goods, wares, merchandise, substances, apparatus, and property of every kind, nature and description, and to construct, maintain, and alter any buildings, works or mines.

To enter into, make and perform contracts of every kind with any person, firm or corporation.

To do all and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes or the attainment of one or more of the objects herein enumerated, or of the powers herein named, or which shall at any time appear conducive to or expedient for the protection, or benefit of the Corporation, either as holder of, or interested in, any property or otherwise, to the same extent as natural persons might or could do, in any part of the world.

To conduct any of its business in the State of Delaware and elsewhere, including in the term "elsewhere" any of the states, districts, territories, colonies or dependencies of the United States, and in any and all foreign countries and to have one or more offices, and to hold, purchase, mortgage and convey real and personal property, without limit as to amount, within or (except as and when forbidden by local laws) without the State of Delaware.

To carry on any other business to any extent and in any manner not prohibited by the laws of Delaware or, where the Corporation may seek to do such business elsewhere, by local laws.

The foregoing clauses shall be construed both as objects and powers, but no recitation or declaration of specific or special objects or powers herein enumerated shall be deemed to be exclusive; but in each and every instance it is hereby expressly declared that all other powers, not inconsistent therewith, now or hereafter permitted or granted under the laws of Delaware, or by the laws of any other state or country into which the Corporation may go or seek to do business, are hereby expressly included as if such other or general powers were herein set forth.

FOURTH:

Alternative #1 (If Proposal 2 is Approved and Proposal 4 is Approved)

A.  Authorized Shares and Classes of Stock.

The total number of shares and classes of stock that the Company shall have authority to issue is 130,000,000 million shares, which shall be divided into two classes, as follows:  10,000,000 shares of Preferred Stock, par value of $0.001 per share, and 120,000,000 shares of Common Stock, the par value of $0.001 per share.

B.  Designations, Powers, Preferences and Rights, in Respect of the Shares of Preferred Stock.

(1) Shares of the Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine.  All shares of any one series shall be of equal rank and identical in all respects.

(2) Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the issue of any series of Preferred Stock, the designation of such series, and the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof, including the following:

(a) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

(b) The dividend rate or rates on the shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

(c) Whether or not the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemptions, the time or times when, the price or prices at which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

(d) The rights to which the holders of shares and such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding-up is voluntary or involuntary, and, if voluntary, may vary at different dates;

(e) Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

(f) Whether or not the shares of such series shall be convertible into or exchangeable for shares of stock of any other class or classes, or any other series of the same class and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

(g) The voting powers, full and/or limited, if any, of the shares of such series; and if the certificate of incorporation provides that the number of directors shall be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office, whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the Corporation in case of dividend arrearages or other specified events, or upon other matters;

(h) Whether or not the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

(i) Whether or not the holders of shares of such series shall be entitled, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into stock of any class and, if so entitled, the qualifications, conditions, limitations and restrictions of such right; and

(j) Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

C.  Limitations, Relative Rights and Powers in Respect of Shares of Common Stock.

(l) After the requirements with respect to preferential dividends, if any, on the Preferred Stock (fixed pursuant to Section B) shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as purchase, retirement or sinking funds (fixed pursuant to Section B), then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

(2) After distribution in full of the preferential amount, if any, (fixed pursuant to Section B) to be distributed to the holders of Preferred Stock in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for the distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

(3) Except as may be otherwise required by law or by this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him on all matters voted upon by the stockholders.

D.  Other Provisions.

(l) Except as may be provided in the resolution or resolutions of the Board of Directors pursuant to Section B with respect to any series of Preferred Stock, no holder of stock of any class of the Corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of any class, or of any additional stock of any class of Capital Stock of the Corporation, or to any bonds, certificates of indebtedness, debentures, or other securities convertible into stock of the Corporation, now or hereafter authorized, but any such stock or other securities convertible into stock may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration as the Board of Directors in the exercise of its discretion may determine and as may be permitted by law.  Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered to the Corporation shall be fully paid and not liable to any further call.

(2) In no case shall fractions of shares of any class of stock be issued by the Corporation, but in lieu thereof the Corporation shall, at its option, make a cash adjustment or issue fractional Scrip Certificates, in such form and in such denominations as shall from time to time be determined by the Board of Directors.  Such Scrip Certificates shall be exchangeable on or before such date or dates as the Board of Directors may determine, when surrendered with other similar Scrip Certificates in sufficient aggregate amounts, for certificates for fully paid and non-assessable full shares of the respective stocks for which such Scrip Certificates are exchangeable, and new Scrip Certificates of a like tenor for the remaining fraction of a share, if any.  Such Scrip Certificates shall not entitle any holder thereof to voting rights, dividend rights or any other rights of a stockholder or any rights other than the rights therein set forth, and no dividend or interest shall be payable or shall accrue with respect to Scrip Certificates or the interests represented thereby.  All such Scrip Certificates which are not surrendered in exchange for shares of stock on or before their respective expiration dates shall thereafter be void and of no effect whatever.

Alternative#2 (If Proposals 3and 4 are NOT Approved)

The total authorized capital stock of this corporation shall be sixty million (60,000,000) no par, common shares, and ten million (10,000,000) of one dollar ($1.00) par value noncumulative nonvoting nonconvertible preferred shares

Alternative #3 (If Proposal 3 is Approved and Proposal 4 is NOT Approved)

The total number of shares and classes of stock that the Company shall have authority to issue is 110,000,000 shares, which shall be divided into two classes, as follows:  10,000,000 shares of Preferred Stock, one dollar ($1.00) par value noncumulative nonvoting nonconvertible preferred shares, and 120,000,000 shares of Common Stock, the par value of $0.001 per share.

Alternative#4 (If Proposal 3is NOT Approved and Proposal 4 is Approved)

A.  Authorized Shares and Classes of Stock

The total number of shares and classes of stock that the Company shall have authority to issue is 70,000,000 shares, which shall be divided into two classes, as follows:  10,000,000 shares of Preferred Stock, $0.001 par value noncumulative nonvoting nonconvertible preferred shares, and 60,000,000 shares of Common Stock, the par value of $0.001 per share.

B.  Designations, Powers, Preferences and Rights, in Respect of the Shares of Preferred Stock.

(1) Shares of the Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine.  All shares of any one series shall be of equal rank and identical in all respects.

(2) Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the issue of any series of Preferred Stock, the designation of such series, and the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof, including the following:

(a)
The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

(b)
The dividend rate or rates on the shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

(c)
Whether or not the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemptions, the time or times when, the price or prices at which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

(d)
The rights to which the holders of shares and such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding-up is voluntary or involuntary, and, if voluntary, may vary at different dates;

(e)
Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

(f)
Whether or not the shares of such series shall be convertible into or exchangeable for shares of stock of any other class or classes, or any other series of the same class and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

(g)
The voting powers, full and/or limited, if any, of the shares of such series; and if the articles provide that the number of directors whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the Corporation in case of dividend arrearages or other specified events, or upon other matters;

(h)
Whether or not the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

(i)
Whether or not the holders of shares of such series shall be entitled, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into stock of any class and, if so entitled, the qualifications, conditions, limitations and restrictions of such right; and

(j)
Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

C.  Limitations, Relative Rights and Powers in Respect of Shares of Common Stock.

(l) After the requirements with respect to preferential dividends, if any, on the Preferred Stock (fixed pursuant to Section B) shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as purchase, retirement or sinking funds (fixed pursuant to Section B), then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

(2) After distribution in full of the preferential amount, if any, (fixed pursuant to Section B) to be distributed to the holders of Preferred Stock in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for the distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.
39
(3) Except as may be otherwise required by law or by this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him on all matters voted upon by the stockholders.

D.  Other Provisions.

(l) Except as may be provided in the resolution or resolutions of the Board of Directors pursuant to Section B with respect to any series of Preferred Stock, no holder of stock of any class of the Corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of any class, or of any additional stock of any class of Capital Stock of the Corporation, or to any bonds, certificates of indebtedness, debentures, or other securities convertible into stock of the Corporation, now or hereafter authorized, but any such stock or other securities convertible into stock may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration as the Board of Directors in the exercise of its discretion may determine and as may be permitted by law.  Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered to the Corporation shall be fully paid and not liable to any further call.

(2) In no case shall fractions of shares of any class of stock be issued by the Corporation, but in lieu thereof the Corporation shall, at its option, make a cash adjustment or issue fractional Scrip Certificates, in such form and in such denominations as shall from time to time be determined by the Board of Directors.  Such Scrip Certificates shall be exchangeable on or before such date or dates as the Board of Directors may determine, when surrendered with other similar Scrip Certificates in sufficient aggregate amounts, for certificates for fully paid and non-assessable full shares of the respective stocks for which such Scrip Certificates are exchangeable, and new Scrip Certificates of a like tenor for the remaining fraction of a share, if any.  Such Scrip Certificates shall not entitle any holder thereof to voting rights, dividend rights or any other rights of a stockholder or any rights other than the rights therein set forth, and no dividend or interest shall be payable or shall accrue with respect to Scrip Certificates or the interests represented thereby.  All such Scrip Certificates which are not surrendered in exchange for shares of stock on or before such date as the Board of Directors may fix, shall thereafter be void and of no effect whatever, except that the holders thereof shall be entitled to receive their pro rata share of the proceeds resulting from the sale of the full shares of stock for which such Scrip Certificates are exchangeable, together with their pro rata share of dividends theretofore paid upon such full shares; such sale (which may be effected either publicly or privately at the current market price, and as to which the Corporation may be the purchaser) to be made by the Corporation or by an agent of the Corporation (which agent may be a transfer agent or registrar of the shares for which such Scrip Certificates are exchangeable), as agent and on behalf of the holders of the Scrip Certificates.

FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and it is expressly provided that the same are intended to be in furtherance and not in limitation or exclusion of the powers conferred by statute:

Alternative #1 (If Proposal 5 is Approved and Proposal 4 is NOT Approved):

The number of directors of the Corporation shall be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office.

Alternative #2 (If Proposal 5 is Approved and Proposal 4 is Approved):

The number of directors of the Corporation (exclusive of directors (the "Preferred Stock Directors") who may be elected by the holders of any one or more series of Preferred Stock which may at any time be outstanding, voting separately as a class or classes) shall be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office.

Alternative #3 (If Proposal 5 is NOT Approved):

(1)	The number of directors shall be five.
(2)	Election of directors need not be by ballot unless the Bylaws so provide.
(3)
The Board of Directors shall have power to determine from time to time whether and if allowed under what conditions and regulations the accounts, and except as otherwise provided by statute or by this Certificate of Incorporation, the books of the Corporation shall be open to the inspection of the shareholders, and the shareholders' rights in this respect are and shall be restricted or limited accordingly, and no shareholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statute or by this Certificate of Incorporation, or authorized by the Board of Directors or by a resolution of the shareholders.

(4)	The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation.
(5)	Except as may be otherwise provided by statute or in this Certificate of Incorporation, the business and affairs of this Corporation shall be managed under the direction of the Board of Directors.
(6)
No director shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 or successor provisions of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

(7)
Subject to the rights of the holders of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the shareholders of the Corporation must be effected solely at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

SIXTH:  The Corporation expressly elects to be governed by Section 203 of the Delaware General Corporation Law.

Appendix C

BY-LAWS OF ATLAS MINING SUB, INC.,
the Delaware corporation into which Atlas Mining Company will be merged if the Reincorporation Proposal is Approved

ARTICLE I.

Stockholders' Meeting

1.
Place of Meeting.  Meetings of the stockholders shall be held at the registered office of the Corporation in Delaware, or at such other place within or without the State of Delaware as may be designated by the Board of Directors or the stockholders.

2.
Annual Meeting.  The annual meeting of the stockholders shall be held on such date and at such time and place as the Board of Directors may designate. The date, place and time of the annual meeting shall be stated in the notice of such meeting delivered to or mailed to stockholders. At such annual meeting the stockholders shall elect directors, in accordance with the requirements of the Certificate of Incorporation, and transact such other business as may properly be brought before the meeting.

3.
Quorum.  The holders of stock representing a majority of the voting power of all shares of stock issued and outstanding and entitled to vote, present in person or by proxy, shall be requisite for and shall constitute a quorum of all meetings of the stockholders, except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws. If a quorum shall not be present at any meeting of the stockholders, the stockholders present in person or by proxy and entitled to vote shall, by the vote of holders of stock representing a majority of the voting power of all shares present at the meeting, have the power to adjourn the meeting from time to time in the manner provided in paragraph 4 of Article I of these By-laws until a quorum shall be present.

4.
Adjournments.  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

5.
Voting; Proxies.  At each meeting of the stockholders of the Corporation, every stockholder having the right to vote may authorize another person to act for him or her by proxy. Such authorization must be in writing and executed by the stockholder or his or her authorized officer, director, employee, or agent. To the extent permitted by law, a stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission provided that the telegram, cablegram or electronic transmission either sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. A copy, facsimile transmission or other reliable reproduction of a writing or transmission authorized by this paragraph 5 of Article I may be substituted for or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

No proxy authorized hereby shall be voted or acted upon more than three years from its date, unless the proxy provides for a longer period. No ballot, proxies or votes, nor any revocations thereof or changes thereto shall be accepted after the time set for the closing of the polls pursuant to paragraph 11 of Article I of these By-laws unless the Court of Chancery upon application of a stockholder shall determine otherwise. Each proxy shall be delivered to the inspectors of election prior to or at the meeting. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing a subsequent duly executed proxy with the Secretary of the Corporation. Unless a greater number of affirmative votes is required by the Certificate of Incorporation, these By-laws, the rules or regulations of any stock exchange applicable to the Corporation, or as otherwise required by law or pursuant to any regulation applicable to the Corporation, if a quorum exists at any meeting of stockholders, stockholders shall have approved any matter, other than the election of directors, if the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter in favor of such matter exceed the votes cast by such stockholders against such matter. A nominee for director shall be elected to the Board of Directors by a plurality of the votes cast at any meeting of stockholders.

6.
Notice.  Written notice of an annual or special meeting shall be given to each stockholder entitled to vote thereat, not less than ten nor more than sixty days prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

7.
Inspectors of Election.  The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

8.
Stock List.  At least ten days before every meeting of the stockholders a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the post office address of each, and the number of shares held by each, shall be prepared by the Secretary. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held for said ten days, and shall be produced and kept at the time and place of meeting during the whole time thereof and subject to the inspection of any stockholder who may be present. The original or duplicate stock ledger shall be provided at the time and place of each meeting and shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders or to vote in person or by proxy at such meeting.

9.
Special Meetings.  Special meetings of the stockholders for any purpose or purposes may be called by the Chair of the Board, and shall be called by the Chair of the Board, if any, the President, or the Secretary at the request in writing of a majority of the Board of Directors or one or more record holders of shares of stock of the Corporation representing in the aggregate not less than twenty percent (20%) of the total number of shares of stock entitled to vote on the matter or matters to be brought before the proposed special meeting. A stockholder request for a special meeting shall be directed to the Secretary and shall be signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall be accompanied by a notice setting forth the information required by paragraph 13 of this Article or paragraph 12 of Article II of these By-laws, as applicable, as to any nominations proposed to be presented and any other business proposed to be conducted at such special meeting and as to the stockholder(s) requesting the special meeting, as well as the written questionnaire and written representation and agreement required by paragraph 14 of Article II of these By-laws from any nominee for election as a director of the Corporation. A special meeting requested by stockholders shall be held at such date, time and place within or without the state of Delaware as may be designated by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request to call the special meeting by one or more stockholders who satisfy the requirements of this paragraph 9 of Article I is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if: (i) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law, or (ii) the Board of Directors has called or calls for an annual meeting of stockholders to be held within ninety (90) days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the stockholder's request. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary, and if, following such revocation, there are un-revoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting. If none of the stockholders who submitted the request for a special meeting appears or sends a qualified representative to present the nominations proposed to be presented or other business proposed to be conducted at the special meeting, the Corporation need not present such nominations or other business for a vote at such meeting. Business transacted at all special meetings shall be confined to the matters stated in the notice of special meeting. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders. The Chair of a special meeting shall determine all matters relating to the conduct of the meeting, including, but not limited to, determining whether any nomination or other item of business has been properly brought before the meeting in accordance with these By-laws, and if the Chair should so determine and declare that any nomination or other item of business has not been properly brought before the special meeting, then such business shall not be transacted at such meeting.

10.
Organization.  Meetings of stockholders shall be presided over by the Chair of the Board, if any, or in his or her absence by a Chair designated by the Board of Directors, or in the absence of such designation by a Chair chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the Chair of the meeting may appoint any person to act as secretary of the meeting.

11.
Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting by the person presiding over the meeting. The Board of Directors of the Corporation may adopt by resolution such rules or regulations for the conduct of meetings of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:

(1)	the establishment of an agenda or order of business for the meeting;
(2)	rules and procedures for maintaining order at the meeting and the safety of those present;
(3)
limitations on attendance at or participation in the meeting, to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair shall permit;

(4)	restrictions on entry to the meeting after the time fixed for the commencement thereof, and
(5)
limitations on the time allotted to questions or comments by participants. Unless, and only to the extent, determined by the Board of Directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

12.
Fixing Date for Determination of Stockholders of Record.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; and (2) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1)(a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held; and (1)(b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the of Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

13.
Notice of Stockholder Proposal.  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting business must be: (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder (other than the nomination of a person for election as a director, which is governed by paragraphs 12, 13, and 14 of Article II of these By-laws), the stockholder intending to propose the business (the "Proponent") must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a Proponent's notice must be delivered to or mailed and received at the principal executive offices of the Corporation: (1) by the close of business 60 days in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is more than 7 and within 30 days preceding the anniversary of the previous year's annual meeting, (2) 90 days in advance of the anniversary of the previous year's annual meeting if such meeting is to be held (a) less than 7 days preceding the anniversary of the previous year's annual meeting or (b) on or after the anniversary of the previous year's annual meeting; and (3) with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting. (For purposes of these By-laws, public disclosure shall be deemed to include a disclosure made in a press release reported by the Dow Jones News Services, Associated Press or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Section  13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")). A Proponent's notice to the Secretary shall set forth as to each matter the Proponent proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address of the Proponent, and of any holder of record of the Proponent's shares as they appear on the Corporation's books, (c) the class and number of shares of the Corporation which are owned by the Proponent (beneficially and of record) and owned by any holder of record of the Proponent's shares, as of the date of the Proponent's notice, and a representation that the Proponent will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (d) any material interest of the Proponent in such business, (e) a description of any agreement, arrangement or understanding with respect to such business between or among the Proponent and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proponent will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (f) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proponent's notice by, or on behalf of, the Proponent or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any of its affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proponent will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (g) a representation that the Proponent is a holder of record or beneficial owner of shares of the Corporation entitled to vote at the annual meeting and intends to appear in person or by proxy at the meeting to propose such business, and (h) a representation whether the Proponent intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding shares required to approve the proposal and/or otherwise to solicit proxies from stockholders in support of the proposal.

14.
Compliance with Procedures.  Notwithstanding anything in these By-laws to the contrary: (a) no business shall be conducted at any annual meeting except in accordance with the procedures set forth in paragraph 13 of this Article I, and (b) unless otherwise required by law, if a Proponent intending to propose business at an annual meeting pursuant to paragraph 13 of this Article I does not provide the information required under subparagraphs (c), (e) and (f) of paragraph 13 to the Corporation promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the Proponent (or a qualified representative of the Proponent) does not appear at the meeting to present the proposed business, such business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Corporation. The chair of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of paragraph 13 of this Article I, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. The requirements of paragraph 13 and paragraph 14 of this Article I shall apply to any business to be brought before an annual meeting by a stockholder (other than the nomination of a person for election as a director, which is governed by paragraphs 13, 14 and 15 of Article II of these By-laws) including business to be presented to stockholders by means of an independently financed proxy solicitation but not business to be included in the Corporation's proxy statement pursuant to Rule 14a-8 of the Exchange Act or presented to stockholders by means of an independently financed proxy solicitation. The requirements of paragraph 13 of this Article I are included to provide the Corporation notice of a stockholder's intention to bring business before an annual meeting and shall in no event be construed as imposing upon any stockholder the requirement to seek approval from the Corporation as a condition precedent to bringing any such business before an annual meeting.

Article II

Directors.

1.
Number; Election; Term.  The number of directors which shall constitute the whole Board shall be fixed from time to time solely by resolution of the Board, acting by the vote of not less than a majority of the directors then in office.  The remaining directors of the Corporation shall cause any such vacancy to be filled in accordance with these By-laws within a reasonable period of time. At the annual meeting or a special meeting at which directors are to be elected in accordance with the Corporation's notice of meeting, directors shall be elected in accordance with the requirements of these By-laws and the Certificate of Incorporation.

2.
Place of Meetings, Records.  The directors may hold their meetings and keep the books of the Corporation inside or outside of the State of Delaware at such places as they may from time to time determine.

3.
Vacancies.  Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, if the office of any director becomes vacant for any reason or any new directorship is created by any increase in the authorized number of directors, a majority of the directors then in office, although less than a quorum, may choose a successor or successors or fill the newly created directorship. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified.

4.
Organizational Meeting.  The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, after each annual election of directors on the day and at the place of the annual meeting or at next regular or special meeting of the Board. Notice of such meeting need not be given. Such meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors or in a consent and waiver of notice thereof signed by all of the directors.

5.	Regular Meetings. Regular meetings of the Board may be held without notice at such time and place either within or without the State of Delaware as shall from time to time be determined by the Board.

6.
Special Meetings.  Special meetings of the Board may be called by the Chair of the Board,  a majority of the directors then in office, or the President by the mailing of notice to each director at least 48 hours before the meeting or by notification to each director of the meeting at least 12 hours prior thereto either personally, by telephone or by electronic transmission.

7.
Quorum.  At all meetings of the Board the presence of one third of the total number of directors determined by resolution pursuant to paragraph 1 of this Article II to constitute the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, by the Certificate of Incorporation or by these By-laws.

8.
Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any such additional committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee shall have such powers as are granted to it by the resolution of the Board or by subsequent resolutions passed by a majority of the whole Board. Nothing herein shall limit the authority of the Board of Directors to appoint other committees consisting in whole or in part of persons who are not directors of the Corporation to carry out such functions as the Board may designate. Unless otherwise provided for in any resolution of the Board of Directors designating a committee pursuant to this paragraph 8 of Article II: (i) a quorum for the transaction of business of such committee shall be fifty percent or more of the authorized number of members of such committee; and (ii) the act of a majority of the members of such committee present at any meeting of such committee at which there is a quorum shall be the act of the committee (except as otherwise specifically provided by law, the Certificate of Incorporation or by these By-laws).

9.
Presence at Meeting.  Members of the Board of Directors or any committee designated by such Board may participate in the meeting of said Board or committee by means of conference telephone or similar communications equipment by means of which all persons in the meeting can hear each other and participate. The ability to participate in a meeting in the above manner shall constitute presence at said meeting for purposes of a quorum and any action thereat.

10.
Action Without Meetings.  Any action required or permitted to be taken at any meeting of the Board of Directors or any committee designated by such Board may be taken without a meeting, if all members of the Board or committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

11.
Eligibility to Make Nominations.  Nominations of candidates for election as directors at an annual meeting of stockholders or a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (an "Election Meeting") may be made (1) by any stockholder entitled to vote at such Election Meeting only in accordance with the procedures established by paragraph 12 of this Article II, or (2) by the Board of Directors. In order to be eligible for election as a director, any director nominee must first be nominated in accordance with the provisions of these By-laws.

12.
Procedure for Nominations by Stockholders.  Any stockholder entitled to vote for the election of a director at an Election Meeting may nominate one or more persons for such election only if written notice of such stockholder's intent to make such nomination is delivered to or mailed and received by the Secretary of the Corporation. Such notice must be received by the Secretary not later than the following dates: (1) with respect to an annual meeting of stockholders, by the close of business 60 days in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is more than 7 and within 30 days preceding the anniversary of the previous year's annual meeting, (2) 90 days in advance of the anniversary of the previous year's annual meeting if such meeting is to be held (a) less than 7 days preceding the anniversary of the previous year's annual meeting or (b) on or after the anniversary of the previous year's annual meeting; and (3) with respect to any other annual meeting of stockholders or a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting, by the close of business on the tenth day following the date of public disclosure of the date of such meeting. The written notice of the stockholder intending to make the nomination (the "Proponent") shall set forth: (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee, (iv) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by paragraph 14 of this Article II, (v) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed, under the rules of the United States Securities and Exchange Commission, and (vi) as to the Proponent: (a) the name and address of the Proponent, and of any holder of record of the Proponent's shares as they appear on the Corporation's books, (b) the class and number of shares of the Corporation which are owned by the Proponent (beneficially and of record) and owned by any holder of record of the Proponent's shares, as of the date of the Proponent's notice, and a representation that the Proponent will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (c) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proponent and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proponent will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proponent's notice by, or on behalf of, the Proponent or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any of its affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proponent will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (e) a representation that the Proponent is a holder of record or beneficial owner of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (f) a representation whether the Proponent intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to elect the nominee and/or otherwise to solicit proxies from stockholders in support of the nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably required to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

13.
Compliance with Procedures.  If the Chair of the Election Meeting determines that a nomination of any candidate for election as a director was not made in accordance with the applicable provisions of these By-laws, such nomination shall be void, provided, however, that nothing in these By-laws shall be deemed to limit any class voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock. Notwithstanding anything in these By-laws to the contrary, unless otherwise required by law, if a Proponent intending to make a nomination at an annual or special meeting pursuant to paragraph 12 of this Article II does not provide the information required under clauses (b) through (d) of subparagraph (vi) of paragraph 12 of this Article II to the Corporation promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the Proponent (or a qualified representative of the Proponent) does not appear at the meeting to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

14.
Submission of Questionnaire, Representation and Agreement.  To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under paragraph 12 of this Article II of these By-laws) to the Secretary of the Corporation at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

Article III

Officers.

1.
Election; Term of Office; Appointments.  The Board of Directors, at its first meeting after each annual meeting, of stockholders, shall elect at least the following officers: a President and a Secretary. The Board may also elect, appoint, or provide for the appointment of such other officers and agents as may from time to time appear necessary or advisable in the conduct of the affairs of the Corporation. Officers of the Corporation shall hold office until their successors are chosen and qualify in their stead or until their earlier death, resignation or removal, and shall perform such duties as from time to time shall be prescribed by these By-laws and by the Board and, to the extent not so provided, as generally pertain to their respective offices. The Board of Directors may fill any vacancy occurring in any office of the Corporation at any regular or special meeting. Two or more offices may be held by the same person.

2.
Removal and Resignation.  Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. If the office of any officer elected or appointed by the Board becomes vacant for any reason, the vacancy may be filled by the Board. Any officer may resign at any time upon written notice to the Corporation.

3.
President.  The President, in the absence of a Chair of the Board, if any, shall preside at meetings of the Directors. He or she shall have such authority and perform such duties in the management of the Corporation as from time to time shall be prescribed by the Board of Directors and, to the extent not so prescribed, he or she shall have such authority and perform such duties in the management of the Corporation, subject to the control of the Board, as generally pertain to the office of President.

4.
Secretary.  The Secretary or person appointed as secretary at all meetings of the Board and of the stockholders shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and he or she shall perform like duties for any committee when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders, and of the Board of Directors if required. He or she shall perform such other duties as may be prescribed by these By-laws or as may be assigned to him or her by the President or the Board of Directors, and, except as otherwise prescribed by the Board of Directors, he or she shall have such powers and duties as generally pertain to the office of Secretary.

Article IV

Stock.

1.
Stock.  The shares of the Corporation shall be represented by certificates or shall be uncertificated. Each registered holder of shares, upon request to the Corporation, shall be provided with a certificate of stock representing the number of shares owned by such holder. The certificates of stock of the Corporation shall be in the form or forms from time to time approved by the Board of Directors. Such certificates shall be numbered and registered, shall exhibit the holder's name and the number of shares, and shall be signed in the name of the Corporation by the following officers of the Corporation: the Chair of the Board of Directors, or the President or Vice President; and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. If any certificate is manually signed (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, any other signature on the certificate, including those of the aforesaid officers of the Corporation, may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

2.
Lost Certificates.  The Board of Directors or any officer of the Corporation to whom the Board of Directors has delegated authority may authorize any transfer agent of the Corporation to issue, and any registrar of the Corporation to register, at any time and from time to time unless otherwise directed, a new certificate or certificates of stock in the place of a certificate or certificates theretofore issued by the Corporation, alleged to have been lost or destroyed, upon receipt by the transfer agent of evidence of such loss or destruction, which may be the affidavit of the applicant; a bond indemnifying the Corporation and any transfer agent and registrar of the class of stock involved against claims that may be made against it or them on account of the lost or destroyed certificate or the issuance of a new certificate, of such kind and in such amount as the Board of Directors shall have authorized the transfer agent to accept generally or as the Board of Directors or an authorized officer shall approve in particular cases; and any other documents or instruments that the Board of Directors or an authorized officer may require from time to time to protect adequately the interest of the Corporation. A new certificate may be issued without requiring any bond when, in the judgment of the directors, it is proper to do so.

3.
Transfers of Stock.  Transfers of stock shall be made upon the books of the Corporation: (1) upon presentation of the certificates by the registered holder in person or by duly authorized attorney, or upon presentation of proper evidence of succession, assignment or authority to transfer the stock, and upon surrender of the appropriate certificate(s), or (2) in the case of uncertificated shares, upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock.

4.
Holder of Record.  The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

Article V

Indemnification.

1.
Right to Indemnification.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity, or other enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. The Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

2.
Prepayment of Expenses.  The Corporation shall pay the expenses (including attorneys' fees) incurred by an officer or director of the Corporation in defending any proceeding in advance of its final disposition, provided, however, that the payment of such expenses shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it shall ultimately be determined that the director or officer is not entitled to be indemnified. Payment of such expenses incurred by other employees and agents of the Corporation may be made by the Board of Directors in its discretion upon such terms and conditions, if any, as it deems appropriate.

3.
Claims.  If a claim for indemnification or payment of expenses (including attorneys' fees) under this Article is not paid in full within sixty days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

4.
Nonexclusivitiy of Rights.  The right conferred on any person by this Article V shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

5.
Other Indemnification.  The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, non-profit entity, or other enterprise.

6.
Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

Article VI

Section 203 of the General Corporation Law.

1.	Election to be Governed. The Corporation expressly elects to be governed by Section 203 of the Delaware General Corporation Law.

Article VII

Miscellaneous.

1.
Seal.  The corporate seal shall be in the form adopted by the Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be affixed by any officer of the Corporation to any instrument executed by authority of the Corporation, and the seal when so affixed may be attested by the signature of any officer of the Corporation.

2.
Notice.  Whenever notice is required to be given by law, the Certificate of Incorporation or these By-laws, a written waiver signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting, is not lawfully called or convened.

3.
Amendments.  The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation by the affirmative action of a majority of its members. The By-laws may be adopted, amended or repealed by shareholders if notice of such proposed adoption, amendment or repeal be contained in the notice of such special meeting.

4.
Form of Records.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minutes books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.
Checks.  All checks, drafts, notes and other orders for the payment of money shall be signed by such officer or officers or agents as from time to time may be designated by the Board of Directors or by such officers of the Corporation as may be designated by the Board to make such designation.

6.	Fiscal Year. The fiscal year shall begin the first day of January in each year.

APPENDIX D

Set forth below are the provisions of the Idaho Business Corporation Act relating to Appraisal Rights

30-1-1301. DEFINITIONS. In this part:
(1)
"Affiliate" means a person that directly or indirectly through one (1) or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of section 30-1-1302(2)(d), Idaho Code, a person is deemed to be an affiliate of its senior executives.

(2)	"Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.
(3)
"Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 30-1-1322 through 30-1-1331, Idaho Code, includes the surviving entity in a merger.

(4)	"Fair value" means the value of the corporation’s shares determined:
(a)	Immediately before the effectuation of the corporate action to which the shareholder objects;
(b)	Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
(c)	Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to section 30-1-1302(1)(e), Idaho Code.
(5)	"Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.
(6)	"Preferred shares" means a class or series of shares whose holders have preference over any other class or series with respect to distributions.
(7)
"Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)	"Senior executive" means the chief executive officer, chief operating officer, chief financial officer, and anyone in charge of a principal business unit or function.
(9)	"Shareholder" means both a record shareholder and a beneficial shareholder.

30-1-1302. RIGHT TO APPRAISAL.
(1)	A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of, any of the following corporate actions:
(a)	Consummation of a merger to which the corporation is a party:
(i)
If shareholder approval is required for the merger by section 30-1-1104, Idaho Code, and the shareholder is entitled to vote on the merger, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger; or

(ii)	If the corporation is a subsidiary and the merger is governed by section 30-1-1105, Idaho Code;
(b)
Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c)	Consummation of a disposition of assets pursuant to section 30-1-1202, Idaho Code, if the shareholder is entitled to vote on the disposition;
(d)
An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created; or

(e)
Any other amendment to the articles of incorporation, merger, share exchange or disposition of assets to the extent provided by the articles of incorporation, bylaws or a resolution of the board of directors.

(2)	Notwithstanding subsection (1) of this section, the availability of appraisal rights under subsections (1)(a), (b), (c) and (d) shall be limited in accordance with the following provisions:
(a)	Appraisal rights shall not be available for the holders of shares of any class or series of shares which are:
(i)
Listed on the New York stock exchange or the American stock exchange or designated as a national market system security on an interdealer quotation system by the national association of securities dealers, inc.; or

(ii)
Not so listed or designated, but have at least two thousand (2,000) shareholders and the outstanding shares of such class or series have a market value of at least twenty million dollars ($20,000,000), exclusive of the value of such shares held by its subsidiaries, senior executives, directors and beneficial shareholders owning more than ten percent (10%) of such shares.

(b)	The applicability of subsection (2)(a) of this section shall be determined as of:
(i)	The record date fixed to determine the shareholders entitled to receive notice of, and vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or
(ii)	The day before the effective date of such corporate action if there is no meeting of shareholders.
(c)
Subsection (2)(a) of this section shall not be applicable and appraisal rights shall be available pursuant to subsection (1) of this section for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection (2)(a) of this section at the time the corporate action becomes effective.

(d)	Subsection (2)(a) of this section shall not be applicable and appraisal rights shall be available pursuant to subsection (1) of this section for the holders of any class or series of shares where:
(i)
Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

(A)
Is, or at any time in the one (1) year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of twenty percent (20%) or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within one (1) year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

(B)
Directly or indirectly has, or at any time in the one (1) year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of twenty-five percent (25%) or more of the directors to the board of directors of the corporation; or

(ii)
Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the one (1) year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

(A)	Employment, consulting, retirement or similar benefits established separately and not as part of or in contemplation of the corporate action; or

(B)
Employment, consulting, retirement or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in section 30-1-862, Idaho Code; or

(C)
In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one (1) of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e)
For the purposes of subsection (2)(d) of this section only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the record holder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two (2) or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3)
Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within one (1) year of that date if such action would otherwise afford appraisal rights.

(4)	A shareholder entitled to appraisal rights under this part may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:
(a)
Was not effectuated in accordance with the applicable provisions of part 10, 11 or 12 of this chapter or the corporation’s articles of incorporation, bylaws or board of directors’ resolution authorizing the corporate action; or

(b)	Was procured as a result of fraud or material misrepresentation

30-1-1303.ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS.
(1)
A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(2)	A beneficial shareholder may assert appraisal rights as to shares held on behalf of the shareholder only if such shareholder:
(a)	Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in section 30-1-1322(2)(b)(ii), Idaho Code; and
(b)	Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

30-1-1320.NOTICE OF APPRAISAL RIGHTS.
(1)
If proposed corporate action described in section 30-1-1302(1), Idaho Code, is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this part. If the corporation concludes that appraisal rights are or may be available, a copy of this part must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2)
In a merger pursuant to section 30-1-1105, Idaho Code, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within ten (10) days after the corporate action became effective and include the materials described in section 30-1-1322, Idaho Code.

30-1-1321.NOTICE OF INTENT TO DEMAND PAYMENT.
(1)
If proposed corporate action requiring appraisal rights under section 30-1-1302, Idaho Code, is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a)	Must deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and
(b)	Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.
(2)	A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment under this part.

30-1-1322.APPRAISAL NOTICE AND FORM.
(1)
If proposed corporate action requiring appraisal rights under section 30-1-1302, Idaho Code, becomes effective, the corporation must deliver a written appraisal notice and form required by subsection (2)(a) of this section to all shareholders who satisfied the requirements of section 30-1-1321, Idaho Code. In the case of a merger under section 30-1-1105, Idaho Code, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2)	The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than ten (10) days after such date and must:
(a)
Supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify:

(i)	Whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date; and
(ii)	That the shareholder did not vote for the transaction;
(b)	State:
(i)
Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subsection (2)(b)(ii) of this section;

(ii)      A date by which the corporation must receive the form, which date may not be fewer than forty (40) nor more than sixty (60) days after the date the appraisal notice and form in subsection (1) of this section are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;
(iii)	The corporation’s estimate of the fair value of the shares;
(iv)
That, if requested in writing, the corporation will provide, to the shareholders so requesting, within ten (10) days after the date specified in subsection (2)(b)(ii) of this section the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

(v)
The date by which the notice to withdraw under section 30-1-1323, Idaho Code, must be received, which date must be within twenty (20) days after the date specified in subsection (2)(b)(ii) of this section; and

(c)	Be accompanied by a copy of this part.

30-1-1323.PERFECTION OF RIGHTS -- RIGHT TO WITHDRAW.
(1)
A shareholder who receives notice pursuant to section 30-1-1322, Idaho Code, and who wishes to exercise appraisal rights must certify on the form sent by the corporation whether the beneficial owner of such shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to section 30-1-1322(2)(a), Idaho Code. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under section 30-1-1325, Idaho Code. In addition, a shareholder who wishes to exercise appraisal rights must execute and return the form and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to section 30-1-1322(2)(b)(ii), Idaho Code. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2) of this section.

(2)
A shareholder who has complied with subsection (1) of this section may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to section 30-1-1322(2)(b)(v), Idaho Code. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(3)
A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in section 30-1-1322(2), Idaho Code, shall not be entitled to payment under this part.

30-1-1324.PAYMENT.
(1)
Except as provided in section 30-1-1325, Idaho Code, within thirty (30) days after the form required by section 30-1-1322(2)(b)(ii), Idaho Code, is due, the corporation shall pay in cash to those shareholders who complied with section 30-1-1323(1), Idaho Code, the amount the corporation estimates to be the fair value of their shares, plus interest.

(2)	The payment to each shareholder pursuant to subsection (1) of this section must be accompanied by:
(a)
Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

(b)
A statement of the corporation’s estimate of the fair value of the shares, which estimate must equal or exceed the corporation’s estimate given pursuant to section 30-1-1322(2)(b)(iii), Idaho Code; and

(c)
A statement that shareholders described in subsection (1) of this section have the right to demand further payment under section 30-1-1326, Idaho Code, and that if any shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this part.

30-1-1325.AFTER-ACQUIRED SHARES.
(1)
A corporation may elect to withhold payment required by section 30-1-1324, Idaho Code, from any shareholder who did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to section 30-1-1322(2)(a), Idaho Code.

(2)
If the corporation elected to withhold payment under subsection (1) of this section, it must, within thirty (30) days after the form required by section 30-1-1322(2)(b)(ii), Idaho Code, is due, notify all shareholders who are described in subsection (1) of this section:

(a)	Of the information required by section 30-1-1324(2)(a), Idaho Code;
(b)	Of the corporation’s estimate of fair value pursuant to section 39-1-1324(2)(b) [30-1-1324(2)(b)], Idaho Code;

(c)	That they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 30-1-1326, Idaho Code;
(d)	That those shareholders who wish to accept such offer must so notify the corporation of their acceptance of the corporation’s offer within thirty (30) days after receiving the offer; and
(d)	That those shareholders who do not satisfy the requirements for demanding appraisal under section 30-1-1326, Idaho Code, shall be deemed to have accepted the corporation’s offer.
(3)
Within ten (10) days after receiving the shareholder’s acceptance pursuant to subsection (2) of this section, the corporation must pay in cash the amount it offered under subsection (2)(b) of this section to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.

(4)
Within forty (40) days after sending the notice described in subsection (2) of this section, the corporation must pay in cash the amount it offered to pay under subsection (2)(b) of this section to each shareholder described in subsection (2)(e) of this section.

30-1-1326.PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.
(1)
A shareholder paid pursuant to section 30-1-1324, Idaho Code, who is dissatisfied with the amount of the payment must notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 30-1-1324, Idaho Code. A shareholder offered payment under section 30-1-1325, Idaho Code, who is dissatisfied with that offer must reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.

(2)
A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (1) of this section within thirty (30) days after receiving the corporation’s payment or offer of payment under section 30-1-1324 or 30-1-1325, Idaho Code, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

30-1-1330.COURT ACTION.
(1)
If a shareholder makes demand for payment under section 30-1-1326, Idaho Code, which remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay in cash to each shareholder the amount demanded pursuant to section 30-1-1326, Idaho Code, plus interest.

(2)
The corporation shall commence the proceeding in the appropriate court of the county where the corporation’s principal office is located, or, if none in this state, Ada county. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with the foreign corporation was located or, if the domestic corporation did not have its principal office in this state at the time of the transaction, in Ada county.

(3)
The corporation shall make all shareholders, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4)
The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5)	Each shareholder made a party to the proceeding is entitled to judgment:
(a)	For the amount, if any, by which the court finds the fair value of the shareholder’s shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares; or
(b)	For the fair value, plus interest, of the shareholder’s shares for which the corporation elected to withhold payment under section 30-1-1325, Idaho Code.

30-1-1331.COURT COSTS AND COUNSEL FEES.
(1)
The court in an appraisal proceeding commenced under section 30-1-1330, Idaho Code, shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(2)	The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(a)
Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of section 30-1-1320, 30-1-1322, 30-1-1324 or 30-1-1325, Idaho Code; or

(b)
Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3)
If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded to shareholders who were benefited.

(4)
To the extent the corporation fails to make a required payment pursuant to section 30-1-1324, 30-1-1325 or 30-1-1326, Idaho Code, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

ATLAS MINING COMPANY 110 GREENE ST – STE 1101 NEW YORK, NY 10012
VOTE BY INTERNET – www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE — 1-800-690-6903
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VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY, 11717.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS

ATLAS MINING COMPANY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2009: The Notice of Annual Meeting of Shareholders, Proxy Statement and the Annual Report to Shareholder are available on the following website:  www.proxyvote.com.

◄ FOLD AND DETACH HERE ►

Please mark your votes as indicated in this example:

Proposal 1 -                      Election of Directors
The Board of Directors recommends a vote FOR five nominees for Director to serve until the 2010 Annual Meeting of Shareholders

		FOR	AGAINST	WITHHOLD
1.1	ANDRE ZEITOUN	☐	☐	☐
1.2	DAVID TAFT	☐	☐	☐
1.3	MORRIS WEISS	☐	☐	☐
1.4	EVAN STONE	☐	☐	☐
1.5	JOHN LEVY	☐	☐	☐

Proposal 2 -	To approve an amendment of the Company’s Articles of Incorporation to change the name of the Company to Applied Minerals, Inc.

	FOR	AGAINST	WITHHOLD
Proposal 2	☐	☐	☐

The Board of Directors recommends a vote FOR the Amendment.

Proposal 3 -	To approve an amendment of the Company’s Articles of Incorporation to increase the authorized number of shares of Company Common Stock from 60,000,000 to 120,000,000

	FOR	AGAINST	WITHHOLD
Proposal 3	☐	☐	☐

The Board of Directors recommends a vote FOR the Amendment.

Proposal 4 -	To approve an amendment of the Company’s Articles of Incorporation to authorize preferred stock whose terms can be determined by the board of directors

	FOR	AGAINST	WITHHOLD
Proposal 4	☐	☐	☐

The Board of Directors recommends a vote FOR the Amendment

Proposal 5 -
To approve an amendment of the Company’s Articles of Incorporation to provide that the number of directors is to be fixed from time to time by resolution of the Board of Directors pursuant to a resolution

	FOR	AGAINST	WITHHOLD
Proposal 5	☐	☐	☐

The Board of Directors recommends a vote FOR the Amendment.

Proposal 6 -	To approve the reincorporation of the Company into the State of Delaware through a merger with a newly-formed, wholly-owned Delaware subsidiary

	FOR	AGAINST	WITHHOLD
Proposal 6	☐	☐	☐

The Board of Directors recommends a vote FOR the Reincorporation

Signature must be that of him/herself. If shares are held jointly, each shareholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Signature	Signature

Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Mark Here for Address Change or Comments (SEE REVERSE)  □

◄ FOLD AND DETACH HERE ►

SOLICITED BY THE BOARD OF DIRECTORS
ATLAS MINING COMPANY
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 27, 2009

The undersigned hereby appoints Andre Zeitoun and Christopher T. Carney or either of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all the shares of stock of the Company which the undersigned may be entitled to vote at Grand Hyatt New York, 109 East 42nd Street, New York, NY, 10017 on October 27, 2009, at 3:00 p.m., Eastern Time Zone, and at any adjournment of such meeting, for the following purposes and with discretionary authority as to any other matters that may properly come before the meeting, as recommended by the Board of Directors, all in accordance with and as described in the Notice and accompanying Proxy Statement.

If this Proxy is executed by you without indicating voting instructions then it will be deemed to grant authority to vote FOR the nominees for director, FOR each of the amendments to the Articles of Incorporation set forth in Proposals 2, 3, 4, and 5, and FOR the reincorporation.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. A majority of said proxies, including any substitutes, or if only one of them be present then that one, may exercise all powers granted hereunder at said meeting or any adjournment thereof. This proxy revokes any proxy to vote such shares at such meeting or any adjournment thereof heretofore given by the undersigned to anyone other than those named above.

Address Change/Comments
(Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)

THE FOLLOWING MATERIALS ARE FILED PURSUANT TO NOTE D.4. OF SCHEDULE 14A. THE FOLLOWING MATERIALS ARE INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BUT ARE NOT SET FORTH IN THE PROXY STATEMENT.